SAFECO Mutual Funds
Annual Report

SAFECO Fixed-Income Funds

Report From the Fund Managers

SAFECO High-Yield Bond Fund

December 31, 2002

How did the fund perform?

The SAFECO High-Yield Bond Fund posted negative returns for the year ending December 31, 2002, significantly lagging its benchmark.

What factors impacted the fund’s performance?

Much of the Fund’s negative results in 2002 occurred during the June-July period, when the Fund’s performance was hurt by accounting misstatements in several holdings as well as the illiquidity of certain holdings.

Positions in the telecommunications sector including Adelphia, Worldcom, Charter and Qwest Communications, had a dramatic negative impact early in the year. Later in the year, telecom—Qwest and Sprint namely—rallied and our willingness to hold onto some oversold positions benefited the Fund.

Toward the end of 2002, our overweight to an economic recovery aided our performance. Cyclical sectors improved as concern about a double-dip recession receded amid more signs of a gradual recovery. A touchstone for the investment community seemed to be the final Federal Reserve discount cut of half a percent. Both equities and corporate bonds rallied from mid-October as the market realized that both monetary and federal policies would support the recovery.

The recent quarter may mark the end of a five-year bear market in credit, including negative returns in two of the past three years, where high yield has posted returns below the historical long run average high-yield return. During the fourth quarter the Fund outperformed its benchmark and most competitors as measured by Morningstar, Inc. We believe this may signal a strong and welcome rebound in the high-yield market.

What changes did you make to the fund and why?

We reduced positions in some less liquid issues. Our continuing strategy has been to diversify the number and reduce the size of investment positions. The objective has been to reduce single company risk in the portfolio, especially the risk from earnings misstatements, which had previously hurt the fund. We are approaching our objective of holding 100 issuers versus 40-60 previously.

Our move up in quality into selected formerly investment grade (fallen angels) and potential fallen angels began to pay off in the fourth quarter. Our positions in Sprint Corp., Tyco and Qwest rallied into year-end. These investments fit our belief that some fallen angels will outperform the market coming out of a recession.

Finally, we saw a market mispricing near year end. The Fund experienced a good cash inflow, but attractive high-yield investment opportunities were scarce. We purchased a very large, liquid issue of General Motors to carry us over yearend, and benefited from the issue’s mispricing.

What is your outlook for the future?

We continue to be positive on the economy and high-yield. Early in an economic recovery, high-yield is often one of the best asset classes available for a portion of a diversified portfolio. Credit quality stabilizes or improves; defaults decline and market demand for high yielding corporate bonds drive prices up and spreads down. Corporate bonds, especially high-yield, do well.

The past year witnessed the discovery of corporate misstatements and self-dealing leading to the largest bankruptcies in U.S. history, the demise of one of the largest accounting firms and many fines levied

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

Report From the Fund Managers

SAFECO High-Yield Bond Fund

December 31, 2002

against much of the Wall Street establishment. This caused a crisis of confidence in corporate accountability and perhaps delayed the recovery in financial assets. As a result of the fall-out, we expect corporate management to be more conservative and held more accountable in preparing their financial results over the coming years.

We won’t pretend to know how geopolitical uncertainty will turn out. We can and will adjust the portfolio as the risk and uncertainty of events unfold.

With the economy slowly recovering, the risk of default declining, and investors more confident of the financial numbers presented, we believe investors will be drawn to the high interest rates in high yield and result in increasing prices and excellent returns to long term investors in high yield.

SAFECO Asset Management Company

SAFECO Asset Management Company’s (SAM’s) high-yield investment team, which is comprised of senior bond managers and credit analysts, assumed management of the SAFECO High-Yield Bond Fund in November 2000. Team management allows broader coverage of this highly complex market and increased input into the investment process.

Performance Overview & Highlights

SAFECO High-Yield Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year

SAFECO High-Yield Bond Fund	(17.47)%	(3.71)%	3.14%
Merrill Lynch High-Yield Master II Index	(1.89)%	0.52%	6.05%
Lipper, Inc. (High Current Yield Funds)	(1.74)%	(1.17)%	4.72%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	9.65%
Weighted Average Maturity	5.26 years

TOP FIVE INDUSTRIES	Percent of Net Assets

Broadcasting & Cable TV	9%
Diversified Financial Services	6
Integrated Telecommunications Services	5
Diversified Commercial Services	5
Electric Utilities	5

TOP FIVE HOLDINGS	Percent of Net Assets

General Motors Acceptance Corp. (Diversified Financial Services)	4.2%
LCI International, Inc. (Integrated Telecommunications Services)	3.1
Sinclair Broadcast Group, Inc. (Broadcasting & Cable TV)	2.3
Friendly Ice Cream Corp. (Restaurants)	2.3
Elizabeth Arden, Inc. (Personal Products)	2.2

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

Adelphia Communications Corp.	$2,944
Xerox Corp.	2,379
LCI International, Inc.	2,030
Avaya, Inc.	1,976
Tyco International Group SA	1,575

TOP FIVE SALES For the Year Ended December 31, 2002	Proceeds (000’s)

Adelphia Communications Corp.	$2,613
Xerox Corp.	2,361
Oregon Steel Mills, Inc.	1,998
Sun World International, Inc.	1,970
Dobson Communications Corp.	1,905

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

CORPORATE BONDS—80.1%

Advertising—2.7%
$500		Penton Media, Inc. 11.875%, due 10/01/07	$416
250	#	RH Donnelley Financial Corp. (144A) 10.875%, due 12/15/12 (acquired 11/26/02)	272
250	#	RH Donnelley Financial Corp. (144A) 8.875%, due 12/15/10 (acquired 11/26/02)	267

Airlines—0.6%
250		Continental Airlines, Inc. 7.568%, due 12/01/06	115
100		Northwest Airlines, Inc. 8.52%, due 4/07/04	84

Alternative Carriers—0.9%
350		Sprint Capital Corp. 7.625%, due 1/30/11	332

Aluminum—1.4%
500		Commonwealth Aluminum Corp. 10.75%, due 10/01/06	501

Apparel Retail—0.7%
250	#	Levi Strauss & Co. (144A) 12.25%, due 12/15/12 (acquired 11/26/02)	245

Auto Parts & Equipment—0.9%
500		Park-Ohio Industries, Inc. 9.25%, due 12/01/07	325

Broadcasting & Cable TV—3.3%
400	*	Adelphia Communications Corp. 10.875%, due 10/01/10	152
250	*	Adelphia Communications Corp. 3.25%, due 5/01/21	21
200		Charter Communications Holdings, Inc. 11.125%, due 1/15/11	90
250		Echostar DBS Corp. 9.375%, due 2/01/09	264
250		Gray Television, Inc. 9.25%, due 12/15/11	269
250	*	NBC Aquisition Corp. 10.75% beg. 2/15/03 Step Bond due 2/15/09	225
250	*	NTL Communications Corp. 11.50%, due 10/01/08	24
250		Pegasus Communications Corp. 12.50%, due 8/01/07	132

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Building Products—0.7%
$ 246		NS Group, Inc. 13.50%, due 7/15/03	$246

Casinos & Gaming—4.1%
450		Mandalay Resort Group 10.25%, due 8/01/07	494
250		Park Place Entertainment Corp. 9.375%, due 2/15/07	267
250		Pinnacle Entertainment, Inc. 9.25%, due 2/15/07	221
200		Station Casinos, Inc. 9.875%, due 7/01/10	217
250		Venetian Casino Resort 11.00%, due 6/15/10	261

Construction & Engineering—0.6%
250	#	URS Corp. (144A) 11.50%, due 9/15/09 (acquired 8/14/02)	222

Construction Materials—0.2%
200		National Equipment Services, Inc. 10.00%, due 11/30/04	70

Consumer Electronics—0.5%
200		Remington Product Co., LLC 11.00%, due 5/15/06	164

Consumer Finance—0.3%
100	#	Cummins, Inc. (144A) 9.50%, due 12/01/10 (acquired 11/15/02)	106

Diversified Chemicals—0.7%
250		Lyondell Chemical Co. 11.125%, due 7/15/12	246

Diversified Commercial Services—4.6%
500		Renters Choice, Inc. 11.00%, due 8/15/08	538
200	#	United Rentals, Inc. (144A) 10.75%, due 4/15/08 (acquired 12/17/02)	197
200		United Rentals, Inc. 10.75%, due 4/15/08	199
750		Williams Scotsman, Inc. 9.875%, due 6/01/07	694

Diversified Financial Services—5.5%
500		CIT Capital Trust 7.70%, due 2/15/27	462
1,500		General Motors Acceptance Corp. 6.875%, due 8/28/12	1,479

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Drug Retail—0.6%
$250		Rite Aid Corp. 7.125%, due 1/15/07	$206

Electric Utilities—4.5%
250		Avista Corp. 9.75%, due 6/01/08	247
150		Calpine Canada Energy Finance Corp. 8.50%, due 5/01/08	65
250	#	Illinois Power Corp. (144A) 11.50%, due 12/15/10 (acquired 12/17/02)	241
400		Mirant Corp. 5.75%, due 7/15/07	167
250		Mission Energy Holding Co. 13.50%, due 7/15/08	57
100		Nevada Power Co. 8.25%, due 6/01/11	93
550		Northwestern Corp. 7.875%, due 3/15/07	396
250	#	Transcontinental Gas Pipeline Corp. (144A) 8.875%, due 7/15/12 (acquired 7/01/02)	250
100		XCEL Energy, Inc. 7.00%, due 12/01/10	86

Electronic Equipment & Instruments—2.0%
150		Flextronics International, Ltd. 9.875%, due 7/01/10	162
250	#	Sanmina-SCI Corp. (144A) 10.375%, due 1/15/10 (acquired 12/15/02)	252
100		Solectron Corp. 9.625%, due 2/15/09	97
250		Wesco Distribution, Inc. 9.125%, due 6/01/08	200

Environmental Services—1.3%
200		Allied Waste North America, Inc. 10.00%, due 8/01/09	198
250		Allied Waste North America, Inc. 8.875%, due 4/01/08	254

Food Retail—1.8%
125		Carrols Corp. 9.50%, due 12/01/08	109
500		Luigino’s, Inc. 10.00%, due 2/01/06	511

Gas Utilities—1.2%
200		Coastal Corp. 9.625%, due 5/15/12	162
250	#	El Paso Energy (144A) 10.625%, due 12/01/12 (acquired 11/22/02)	256

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Health Care Facilities—1.3%
$ 250		HCA, Inc. 6.91%, due 6/15/05	$263
250		HEALTHSOUTH Corp. 10.75%, due 10/01/08	211

Heavy Electrical Equipment—0.7%
250		NMHG Holding Co. 10.00%, due 5/15/09	250

Home Furnishings—0.7%
250		Interface, Inc. 10.375%, due 2/01/10	243

Homebuilding—2.8%
1,100		Champion Enterprises, Inc. 7.625%, due 5/15/09	484
500		Schuler Homes, Inc. 10.50%, due 7/15/11	513

Hotels—2.0%
200		HMH Properties, Inc. 7.875%, due 8/01/08	194
450		MGM Mirage, Inc. 9.75%, due 6/01/07	497

Industrial Conglomerates—1.4%
500		Tyco International Group SA 6.375%, due 2/15/06	485

Industrial Machinery—2.3%
400		Cincinnati Milacron, Inc. 8.375%, due 3/15/04	310
250	#	National Waterworks, Inc. (144A) 10.50%, due 12/01/12 (acquired 11/14/02)	261
250	#	Rexnord Corp. (144A) 10.125%, due 12/15/12 (acquired 11/20/02)	256

Integrated Telecommunications Services—3.5%
2,250		LCI International, Inc. 7.25%, due 6/15/07	1,103
500	*	Worldcom, Inc. 8.25%, due 5/15/31	118

Leisure Facilities—1.4%
250		Penn National Gaming, Inc. 8.875%, due 3/15/10	256
250		Six Flags, Inc. 9.50%, due 2/01/09	241

Leisure Products—0.5%
200		Royal Caribbean Cruises, Ltd. 8.75%, due 2/02/11	186

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Managed Health Care—0.7%
$250	#	Rotech Healthcare, Inc. (144A) 9.50%, due 4/01/12 (acquired 3/15/02)	$250

Metal & Glass Containers—1.8%
100	#	Ball Corp. (144A) 6.875%, due 12/15/12 (acquired 12/05/02)	101
100	#	BWAY Corp. (144A) 10.00%, due 10/15/10 (acquired 11/21/02)	104
200		Owens-Illinois, Inc. 7.15%, due 5/15/05	192
250		Owens-Illinois, Inc. 7.85%, due 5/15/04	247

Networking Equipment—0.6%
250		Avaya, Inc. 11.125%, due 4/01/09	226

Oil & Gas Drilling—0.8%
250	#	Grant Prideco, Inc. (144A) 9.00%, due 12/15/09 (acquired 11/25/02)	260

Oil & Gas Equipment & Services—0.1%
100		Petroleum Geo-Services ASA 7.50%, due 3/31/07	30

Packaged Foods—0.9%
326		Chiquita Brands International, Inc. 10.56%, due 3/15/09	334

Paper Packaging—1.0%
350	*	Graham Packaging Co., Inc. 10.75% beg. 1/15/03 Step Bond due 1/15/09	347

Paper Products—1.3%
250		Georgia-Pacific Corp. 7.50%, due 5/15/06	238
250		Pope & Talbot, Inc. 8.375%, due 6/01/13	217

Personal Products—2.9%
750		Elizabeth Arden, Inc. 11.75%, due 2/01/11	773
250	#	Herbalife International, Inc. (144A) 11.75%, due 7/15/10 (acquired 6/21/02)	250

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Publishing & Printing—2.9%
$250	#	Dex Media East, LLC (144A) 12.125%, due 11/15/12 (acquired 10/30/02)	$277
500	#	Dex Media East, LLC (144A) 9.875%, due 11/15/09 (acquired 10/30/02)	535
250		Mail-Well Corp. 9.625%, due 3/15/12	223

Restaurants—4.3%
250	#	Buffets, Inc. (144A) 11.25%, due 7/15/10 (acquired 6/21/02)	236
500		CKE Restaurants, Inc. 4.25%, due 3/15/04	473
805		Friendly Ice Cream Corp. 10.50%, due 12/01/07	795

Specialty Stores—2.0%
200		American Achievement Corp. 11.625%, due 1/01/17	212
250		Big 5 Corp. 10.875%, due 11/15/07	260
250	#	United Auto Group, Inc. (144A) 9.625%, due 3/15/12 (acquired 3/12/02)	243

Steel—1.4%
150	#	Oregon Steel Mills, Inc. (144A) 10.00%, due 7/15/09 (acquired 7/10/02)	152
400		Samsonite Corp. 10.75%, due 6/15/08	324

Telecommunications Equipment—1.7%
350		AT&T Corp. 7.30%, due 11/15/11	383
500	*	Intermedia Communications, Inc. 11.25%, beg. 7/15/02 Step Bond due 7/15/07	200

Wireless Telecommunications Services—2.0%
100		American Cellular Corp. 9.50%, due 10/15/09	19
350		AT&T Wireless Services, Inc. 7.875%, due 3/01/11	352
250		Nextel Communications, Inc. 9.375%, due 11/15/09	226
125		Triton PCS, Inc. 9.375%, due 2/01/11	104

TOTAL CORPORATE BONDS (cost $30,728)			28,280

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

PREFERRED STOCKS—7.4%

Broadcasting & Cable TV—5.5%
$ 7		CSC Holdings, Inc. 11.75%, due 10/01/07	$665
0.1		Paxson Communications Corp. 13.25%, due 11/15/06	484
8		Sinclair Broadcast Group, Inc. 11.625%, due 3/15/09	795

Integrated Telecommunications Services—1.9%
1		Dobson Communications Corp. 12.25%, due 1/15/08	675

TOTAL PREFERRED STOCKS (cost $3,385)			2,619

COMMON STOCKS—1.6%

Packaged Foods—1.1%
30	*	Chiquita Brands International, Inc.	397

Telecommunications Equipment—0.5%
10	*	WilTel Communications, Inc.	165

TOTAL COMMON STOCKS (cost $582)			562

CASH EQUIVALENTS—9.9%

Investment Companies
1,805		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,805
1,690		Nations Money Market Reserves	1,690

TOTAL CASH EQUIVALENTS (cost $3,495)			3,495

TOTAL INVESTMENTS (cost $38,190)—99.0%			34,956

Other Assets, less Liabilities			348

NET ASSETS			$35,304

*	Non-income producing security. Security in default.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost of such securities is $5,106,000 and the total value is $5,233,000 or 14.8% of net assets.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO Intermediate-Term U.S. Treasury Fund

December 31, 2002

How did the fund perform?

The year ending December 31, 2002 turned out to be a great year for U.S. Treasuries and a poor year for riskier assets. As a result, on an absolute basis, the SAFECO Intermediate-Term U.S. Treasury Fund posted the best results of all of the SAFECO mutual funds, as well as outperforming its prospectus benchmark for the year.

The Fund slightly lagged the benchmark for the five-year period.

What factors impacted the fund’s performance?

The year began in the ashes of terrorism, under the cloud of the Enron scandal and a global recession. It ended with concerns about imminent military conflict with Iraq, nuclear tensions in North Korea, and the threat of another recession with deflationary implications. Investor concern over Enron, other corporate accounting scandals, bankruptcies, defaults, ratings downgrades and a weak economy decimated riskier assets and sent money scurrying into the shelter of U.S. Treasury securities. This pushed the Treasury yield to its lowest level since 1958. Shortly thereafter, investors realized that the risk-aversion pendulum had swung too far. Stocks and corporate bonds regained their footing and the Treasury market sold off.

What changes did you make and why?

During the year, we increased our exposure to U.S. Treasuries and decreased our holdings in Agency securities. In response to investor reaction to equity markets and corporate America, we also increased our portfolio’s duration. Further, we positioned the fund to benefit from a steep yield curve.

In the fourth quarter, we made only minor changes to the Fund. Because we believe the next major move in interest rates will be towards higher yields and a flatter yield curve, we cut duration. Additionally, we increased our exposure to U.S. Treasury Inflation Protected Securities (TIPS), a unique Treasury investment alternative which should outperform conventional Treasuries in a rising rate environment.

What is your outlook for the future?

The economy is currently at a crossroads. Our best guess is that the economy will improve marginally in 2003, leading to a much better economic environment in 2004. The Fed may ease interest rates one more time by the end of the first quarter, but by late 2003 we are likely to witness the beginning of the next Fed tightening cycle. As a tightening cycle approaches, yields will rise and the yield curve will flatten. We look forward to a generally constructive year for investment-grade corporate bonds, and to a lesser extent, U.S. Agency debentures and mortgage-backed securities.

Report From the Fund Managers

SAFECO Intermediate-Term U.S. Treasury Fund

December 31, 2002

Given the generally low starting yields it is unlikely that intermediate-term U.S. Treasury funds will match the performance of the past three years. However given the likelihood of war with Iraq, the potential for a nuclear showdown with North Korea and the current anemic global economy, we believe the SAFECO Intermediate-Term U.S. Treasury Fund will continue to make sense as a sensible investment vehicle.

SAFECO Asset Management Company

SAFECO Asset Management Company’s (SAM’s) fixed-income team, which is comprised of senior bond managers and credit analysts, assumed management of the SAFECO Intermediate-Term U.S. Treasury Fund in July 2001. Team management allows broader coverage of this market and increased input into the investment process.

HIGHLIGHTS

Current Yield (30-day)	2.51%
Weighted Average Maturity	7.37 years

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview

SAFECO Intermediate-Term U.S. Treasury Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year

SAFECO Intermediate-Term U.S. Treasury Fund	10.56%	6.89%	6.58%
Merrill Lynch Intermediate-Term Treasury Index	9.05%	7.25%	6.83%
Lipper, Inc. (Intermediate U.S. Treasury Funds)	14.83%	8.04%	6.94%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of Investments

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MORTGAGE BACKED SECURITIES—17.0%

Federal Home Loan Mortgage Corp. (FHLMC)—1.0%
$271	5.50%, due 8/01/17	$282

Federal National Mortgage Association (FNMA)—11.3%
933	6.00%, due 4/01/32	966
863	6.00%, due 8/01/32	893
1,125	6.625%, due 11/15/30	1,320

Government National Mortgage Association (GNMA)—4.7%
1,216	8.00%, due 12/15/29	1,316

TOTAL MORTGAGE BACKED SECURITIES (cost $4,601)		4,777

U.S. GOVERNMENT OBLIGATIONS—81.5%

U.S. Treasury Notes—81.5%
3,100	10.00%, due 5/15/10	3,671
3,500	3.50%, due 11/15/06	3,642
2,850	5.50%, due 1/31/03	2,860
2,250	5.50%, due 2/15/08	2,539

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. Treasury Notes—(continued)
$2,195	6.00%, due 8/15/09	$2,552
1,100	6.125%, due 8/15/29	1,291
250	6.50%, due 11/15/26	304
2,150	9.25%, due 2/15/16	3,190
2,445	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	2,796

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $21,762)		22,845

CASH EQUIVALENTS—1.1%

Investment Companies
299	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	299

TOTAL CASH EQUIVALENTS (cost $299)		299

TOTAL INVESTMENTS (cost $26,662)—99.6%		27,921

Other Assets, less Liabilities		104

NET ASSETS		$28,025

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO U.S. Government Fund

December 31, 2002

How did the fund perform?

In May of 2002, the SAFECO U.S. Government Fund changed from a fund that held all Ginnie Mae (GNMA) mortgage-backed securities (MBS), to one with the ability to invest in a broader arena of government securities.

In its first two full quarters of reporting as the U.S. Government Fund, performance lagged a 50/50 blend of the Merrill Lynch (ML) Government and Mortgage Indices—beating the ML Mortgage Index and lagging the ML Government Index.

What factors impacted the fund’s performance?

The Fund remained more weighted to GNMA securities than its benchmark after the change in mandate in May to government securities, providing excess yield over Treasuries and making up for the loss by GNMA securities later in the second quarter when rates lowered slightly.

In the latter half of the second quarter and in the third quarter, a flight-to-quality was spurred by scandals in corporate America, and Treasuries were top performers. In the third quarter, interest rates dropped dramatically, which hurt mortgage securities because high home loan prepayments caused the average life of the securities to shorten and limited price appreciation. The Fund was temporarily underweight in Treasuries as it rebalanced, hurting performance.

During the fourth quarter, the Fed aggressively lowered its Fed Funds target from 1.75% to 1.25%. This resulted in longer term interest rates rising while rates on two-year Treasuries and shorter declined. Asset-backed securities performed well for the quarter in spite of record high prepayments. The Fund benefited from its asset-backed securities (ABS) holdings. These assets’ shorter duration (less sensitive to rate changes) and higher yields helped their returns.

What changes did you make and why?

Fourth quarter trading activity was aimed at yield enhancement and maintaining duration by purchasing some short-maturity AAA-rated ABS and longer-maturity Agency securities. We remain committed to the strategy of enhancing the yield when opportunities present themselves and believe this will provide higher returns over the long term.

What is your outlook for the future?

Over the short-term we expect interest rates to remain volatile as investors respond to numerous domestic and external uncertainties. We believe that we will see rising rates later on this year, once the U.S. economy starts to turn around. We will also be watching for investor reaction to the fiscal stimulus program, inflation expectations, and whether the Federal Reserve will continue its very accommodative policy.

We continue to maintain a fairly neutral policy of targeting the Fund’s duration to be consistent with a portfolio composed of a blend of callable, but higher-yielding mortgage-backed securities and non-callable, yet lower-yielding Government-related securities. We will continue to rotate in and out of the various mortgage-related and Government/Agency sectors as we deem them over or undervalued. We make these buy/sell decisions based on our macro-economic, interest rate and market outlook, and the construct of the portfolio.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

Report From the Fund Managers

SAFECO U.S. Government Fund

December 31, 2002

We believe this Fund is well suited to capture attractive returns for investors in U.S. Government/Agency and mortgage-backed securities and feel our team approach builds upon the strength of our expertise.

SAFECO Asset Management Company

SAFECO Asset Management Company’s (SAM’s) U.S. Government investment team, which is comprised of senior bond managers and credit analysts, assumed management of the SAFECO U.S. Government Fund in November 2000. Team management allows broader coverage of this market and increased input into the investment process.

HIGHLIGHTS

Current Yield (30-day)	3.69%
Weighted Average Maturity	5.43 years

Performance Overview

SAFECO U.S. Government Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year

SAFECO U.S. Government Fund	9.84%	6.67%	6.36%
Merrill Lynch GNMA Index	9.32%	7.52%	7.49%
Merrill Lynch U.S. Treasury/Agency Master Index	11.30%	7.73%	7.54%
Lipper, Inc. (General U.S. Gov’t Funds)	9.88%	6.56%	6.57%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of Investments

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

ASSET BACKED SECURITIES—71.0%

Consumer Finance—6.5%
$2,000	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$2,093
1,500	Chemical Master Credit Card Trust 5.98%, due 9/15/08	1,615

Federal Home Loan Bank (FHLB)—17.7%
2,500	4.125%, due 1/14/05	2,614
5,400	4.625%, due 4/15/05	5,728
1,500	5.75%, due 5/15/12	1,677

Federal Home Loan Mortgage Corp. (FHLMC)—5.4%
829	6.00%, due 4/01/14	872
1,394	6.50%, due 4/01/29	1,453
700	8.00%, due 9/01/25	758

Federal National Mortgage Association (FNMA)—5.4%
714	7.00%, due 10/01/29	752
944	7.00%, due 4/01/29	994
251	7.00%, due 5/01/29	264
690	8.00%, due 7/01/27	754
262	9.00%, due 11/01/22	293

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Government National Mortgage Association (GNMA)—36.0%
$1,281	6.00%, due 10/15/28	$1,339
3,958	6.00%, due 11/20/31	4,111
1,069	6.00%, due 12/15/28	1,118
767	6.50%, due 1/20/24	806
2,271	6.50%, due 2/15/32	2,385
3,191	6.50%, due 7/15/28	3,354
163	6.50%, due 8/15/29	171
856	7.00%, due 1/15/30	908
1,421	7.00%, due 4/15/28	1,509
1,115	7.00%, due 7/20/31	1,175
1,562	7.50%, due 10/15/27	1,670
518	8.00%, due 3/20/30	557
1,196	8.25%, due 5/15/20	1,313

TOTAL ASSET BACKED SECURITIES (cost $38,850)		40,283

U.S. GOVERNMENT OBLIGATIONS—26.9%

U.S. Treasury Notes—26.9%
2,350	4.875%, due 2/15/12	2,552
2,000	5.50%, due 8/15/28	2,161
2,700	5.625%, due 5/15/08	3,063
1,300	6.50%, due 2/15/10	1,554

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO U.S. Government Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

$2,900	7.25%, due 5/15/16	$3,713
1,500	8.75%, due 5/15/20	2,212

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $14,224)		15,255

CASH EQUIVALENTS—1.0%

Investment Companies
559	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	559

TOTAL CASH EQUIVALENTS (cost $559)		559

TOTAL INVESTMENTS (cost $53,633)—98.9%		56,097

Other Assets, less Liabilities		624

NET ASSETS		$56,721

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Managed Bond Fund

December 31, 2002

Michael Hughes

How did the fund perform?

The year ending December 31, 2002 turned out to be a great year for U.S. Government bonds and a poor year for investment-grade corporate bonds with the performance of the SAFECO Managed Bond Fund coming in somewhere in between. The Managed Bond Fund posted solidly positive results, somewhat dulling the pain from its negative relative returns lagging the Lehman Aggregate Bond Index and the Lehman Government/Corp. Index.

What factors impacted the fund’s performance?

The year began in the ashes of terrorism, under the cloud of the Enron scandal and a global recession. It ended with concerns about imminent military conflict with Iraq, nuclear tensions in North Korea, and the threat of another recession with deflationary implications.

The stigma of Enron coupled with a blitz of corporate accounting scandals, bankruptcies, defaults, ratings downgrades and a weak economy decimated corporate bonds. In truth, only a very small minority of corporations were actually found to have problems with their accounting practices and /or management teams over the past year, but the markets often acted as if this less than 0.5% of issuers were more like 50%.

At SAFECO Asset Management we have always prided ourselves on the quality of our credit research team. This year’s unprecedented circumstances and extraordinary market volatility tested our credit analysts. But out of over 60 corporate names I held during 2002, only six positions posted negative total returns. These names—WorldCom, Qwest, El Paso, Sprint, United Airlines and AOL—accounted for nearly all of the Fund’s underperformance this year, lowering fund performance by 2%.

What changes did you make and why?

I completely liquidated holdings in Worldcom, Qwest, Sprint and El Paso. I cut my holdings in AOL in half, and I continue to hold onto investment grade, senior, secured United Airlines notes.

In response to the corporate market’s volatility I have taken further steps to increase the portfolio’s defensiveness without giving away all of its potential upside. During the fourth quarter, I increased the diversification within my corporate holdings. I added six new names: Washington Mutual, Kinder Morgan, Newell Rubbermaid, Countrywide Financial, Target and California State Department of Water Resources. I also reduced holdings in Ford, Household, PEG Power, General Motors, and Safeway; and liquidated two others—Sprint and Hewlett Packard.

Because I believe the next major move in interest rates will be towards higher yields and a flatter yield curve, I am maintaining my duration slightly below benchmark (3.79 vs. 3.86 years). Additionally, I initiated a position in U.S. Treasury Inflation Protected Securities (TIPS), which should outperform conventional Treasuries in a rising rate environment. Finally, I have allocated roughly 6% of the portfolio to high-quality floating-rate-notes, which are relatively immune to interest rate increases.

SAFECO MUTUAL FUNDS	1-800-624-5711

Report From the Fund Manager

SAFECO Managed Bond Fund

December 31, 2002

What is your outlook for the future?

The economy is currently at a crossroads. My best guess is that the economy will improve marginally in 2003, leading to a much better economic environment in 2004. The Fed may ease interest rates one more time, but by late 2003 we are likely to witness the beginning of the next Fed tightening cycle. As a tightening cycle approaches, yields will rise and the yield curve will flatten. Corporate bonds should perform well on a relative basis due to their high initial yield spread, some measure of economic recovery, heightened demand from investors looking for yield and reduced issuance.

Given the generally low starting yields it is unlikely that bonds will match the performance of the last three years. Given the current environment, I look for the Managed Bond Fund to produce lower absolute but substantially better relative returns.

Michael Hughes, MBA, CFA

Michael Hughes is vice president of SAFECO Asset Management Company. He began his investment career in 1987 and joined SAFECO as a portfolio manager in January 1997. A Chartered Financial Analyst, Hughes holds an MBA degree from the University of Southern California.

Performance Overview & Highlights

SAFECO Managed Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	Since Inception*

SAFECO Managed Bond Fund	7.44%	5.98%	5.81%
Lehman Brothers Gov’t/Corp. Bond Index	11.04%	7.62%	7.46%
Lehman Brothers Aggregate Bond Index	10.25%	7.55%	7.46%
Lipper, Inc. (Intermediate Investment-Grade Bond Funds)	8.14%	6.38%	N/A

*   The Fund’s inception was June 25, 1992. Graph and average annual return comparison begins February 28, 1994.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	4.29%
Weighted Average Maturity	6.37 years

BONDS BY TYPE	Percent of Net Assets

U.S. Government Obligations	21%
Asset Backed Securities	5
Mortgage Backed Securities	40
Corporate Bonds	31
Municipal Bonds	1
Cash & Other	2

100%

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO Managed Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

ASSET BACKED SECURITIES—4.9%

Airlines—0.7%
$ 90		United Air Lines 7.73%, due 7/01/10	$69

Consumer Finance—1.7%
85		Americredit Automobile Receivables Trust 1.68%, due 12/12/07	85
90		MBNA Credit Card Master Note Trust 1.88%, due 12/15/08	90

Diversified Financial Services—2.5%
106		CNH Equipment Trust 7.34%, due 2/15/07	110
140		General Motors Acceptance Corp. 6.42%, due 5/15/35	158

TOTAL ASSET BACKED SECURITIES (cost $522)			512

CORPORATE BONDS—31.5%

Airlines—3.0%
105		American Airlines, Inc. 2.02%, due 9/23/07	105
80		Delta Air Lines, Inc. 7.11%, due 9/18/11	79
35		Northwest Airlines, Inc. 7.041%, due 4/01/22	33
123		United Air Lines 7.783%, due 1/01/14	96

Banks—1.1%
65		Washington Mutual Bank Corp. 5.50%, due 1/15/13	66
45		Washington Mutual, Inc. 4.375%, due 1/15/08	46

Computer Hardware—0.8%
85		International Business Machines Corp. 1.545%, due 9/10/04	85

Consumer Finance—1.4%
105		Countrywide Home Loans, Inc. 3.50%, due 12/19/05	106
40		Household Finance Corp. 7.875%, due 3/01/07	45

Diversified Chemicals—1.1%
110		Dow Chemical Co. 5.75%, due 12/15/08	115

Diversified Financial Services—6.9%
130	#	Erac USA Finance Co. (144A) 8.00%, due 1/15/11 (acquired 1/09/01)	149
65		Ford Motor Credit Co. 7.25%, due 10/25/11	63

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Diversified Financial Services—(continued)
$100		General Electric Capital Corp. 6.75%, due 3/15/32	$111
150		General Motors Acceptance Corp. 6.125%, due 9/15/06	152
165		John Deere Capital Corp. 2.01%, due 9/17/04	165
75		Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	83

Electric Utilities—3.5%
100		Avista Corp. 7.75%, due 1/01/07	103
90		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	103
65		PSEG Power 6.95%, due 6/01/12	66
90		Puget Sound Energy, Inc. 6.25%, due 1/16/04	93

Food Retail—1.6%
150		Safeway, Inc. 7.50%, due 9/15/09	172

Forest Products—0.6%
55		Weyerhaeuser Co. 5.50%, due 3/15/05	58

General Merchandise Stores—1.2%
120		Target Corp. 6.35%, due 11/01/32	125

Home Furnishings—0.9%
90		Mohawk Industries, Inc. 6.50%, due 4/15/07	98

Household Products—0.5%
55		Newell Rubbermaid, Inc. 4.625%, due 12/15/09	56

Integrated Oil & Gas—1.4%
75		Pemex Project Funding Master Trust 9.125%, due 10/13/10	86
55		USX Corp. 6.85%, due 3/01/08	62

Integrated Telecommunications Services—1.1%
110		Verizon Wireless, Inc. 5.375%, due 12/15/06	115

Life & Health Insurance—1.7%
85	#	Jackson National Life Global Funding, LLC (144A) 1.58125%, due 3/11/05 (acquired 9/05/02)	85
90		Lincoln National Corp. 5.25%, due 6/15/07	93

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Managed Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Movies & Entertainment—0.4%
$ 45		AOL Time Warner, Inc. 6.75%, due 4/15/11	$47

Oil & Gas Refining & Marketing—0.7%
65	#	Kinder Morgan, Inc. (144A) 6.50%, due 9/01/12 (acquired 12/03/02)	68

Telecommunications Equipment—0.4%
40		Verizon Global Funding Corp. 7.375%, due 9/01/12	46

Trucking—1.9%
195		Hertz Corp. 7.00%, due 7/01/04	196

Wireless Telecommunications Services—1.3%
130		TCI Communications, Inc. 8.65%, due 9/15/04	140

TOTAL CORPORATE BONDS (cost $3,198)			3,311

MORTGAGE BACKED SECURITIES—39.7%

Collateral Mortgage Obligation (CMO)—1.0%
101		ASC Nomura 6.50%, due 2/14/41	103

Diversified Financial Services—2.4%
230		First Union Commercial Mortgage Trust 6.07%, due 10/15/35	255

Federal Home Loan Mortgage Corporation (FHLMC)—4.0%
403		6.50%, due 1/01/29	420

Federal National Mortgage Association (FNMA)—29.5%
25		4.375%, due 9/15/12	25
500		5.00%, due 12/01/17	513
733		5.50%, due 9/01/17	761
45		5.75%, due 2/15/08	50
36		6.00%, due 1/01/29	37
299		6.00%, due 8/01/32	309
79		6.00%, due 9/01/29	82
70		6.50%, due 1/01/15	74
337		6.50%, due 7/01/29	351
75		7.00%, due 3/01/12	80
28		8.00%, due 1/01/31	30
27		8.00%, due 10/01/30	30
58		8.00%, due 2/01/29	64
51		8.00%, due 2/01/30	55
36		8.00%, due 2/01/30	39
417		8.00%, due 3/01/31	450
30		8.00%, due 4/01/08	32
47		8.00%, due 4/01/20	50
28		8.00%, due 4/01/30	31
16		8.00%, due 5/01/31	17
19		8.00%, due 7/01/30	21

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Government National Mortgage Association (GNMA)—2.8%
$ 14	6.00%, due 4/15/14	$15
68	6.00%, due 8/15/13	72
97	7.00%, due 4/15/28	103
71	7.00%, due 8/15/28	76
30	7.75%, due 11/15/29	32

TOTAL MORTGAGE BACKED SECURITIES (cost $4,028)		4,177

U.S. GOVERNMENT OBLIGATIONS—21.3%

U.S. Treasury Notes—21.3%
65	4.875%, due 2/15/12	71
820	6.00%, due 8/15/09	953
650	6.50%, due 11/15/26	791
130	9.25%, due 2/15/16	193
200	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	229

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $2,134)		2,237

MUNICIPAL BONDS—1.0%

Electric Utilities—1.0%
105	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	107

TOTAL MUNICIPAL BONDS (cost $105)		107

CASH EQUIVALENTS—0.9%

Investment Companies
100	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	100

TOTAL CASH EQUIVALENTS (cost $100)		100

TOTAL INVESTMENTS (cost $10,087)—99.3%		10,444

Other Assets, less Liabilities		80

NET ASSETS		$10,524

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost of such securities is $281,000 and the total value is $302,000 or 2.9% of net assets.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO California Tax-Free Income Fund

December 31, 2002

Stephen C. Bauer

How did the fund perform?

The SAFECO California Tax-Free Income Fund beat the average California tax-exempt fund as compiled by Lipper, Inc. by nearly 1% and ranked in the top quartile for the year ended December 31, 2002. The longer time periods had similarly good results, and the three year period was especially good as the Fund ranked number one among 98 comparable funds in the Lipper universe for that time period.

What factors impacted the fund’s performance?

Continued weakness in the equity market added strength to the municipal bond market, where 5% yields looked better than the negative yields posted by the major stock market indices for much of the year.

The good results for the California Tax-Free Income Fund were a result of staying fully invested, even during the tough patches like October. Fourth quarter the Fund posted a negative return, based on a very sharp increase in yields which occurred in October.

By the fourth quarter, rising rates had the biggest impact on all long-term bond funds, causing negative returns in most cases. California bonds were particularly hard hit as a mammoth supply of new issues came to market. The long-awaited financing to fund the deficit resulting from the power crisis of 2001 finally arrived. With the issuance of $7 billion in early November, the entire California market was forced to readjust, and the result was much poorer performance for California municipal bond funds. For the quarter the average California fund declined 0.93% compared to a decline of 0.38% for general market municipal bond funds. For the year the comparison was similar: a gain of 7.81% for California vs. a gain of 8.36% for general market municipal bond funds.

What changes did you make to the fund and why?

Early in the year, I increased the yield of the Fund by selling insured hospital bonds and investing in a high-yielding new issue for the California State University Fresno Association. Later in 2002, the Cal Fund purchased for cash Livermore school bonds and Sacramento Municipal Utility District electric revenue bonds at yields of 5.04%.

There were few transactions for the fourth quarter, but I continued to sell slight discount bonds with minimal chance for further appreciation. The main new purchase was the California Power bond.

Report From the Fund Manager

SAFECO California Tax-Free Income Fund

December 31, 2002

What is your outlook for the future?

Once again the pundits are predicting rising interest rates during 2003. While it is certainly possible, the magnitude and timing are impossible to predict. I intend to stick with the fully invested philosophy which has worked well for the Fund for many years. I will stay focused on values and relationships in the market and only do those trades which can enhance total return.

Steve C. Bauer, MBA

Stephen C. Bauer is president of SAFECO Asset Management Company, as well as vice president and treasurer of SAFECO’s property and casualty insurance companies. Bauer began his career with SAFECO Insurance Cos. as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named a vice president of SAFECO Insurance Cos. in 1979. He was promoted to assistant treasurer of SAFECO Corp. in 1984, and was named to his present position in 1995.

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview & Highlights

SAFECO California Tax-Free Income Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year

SAFECO California Tax-Free Income Fund	8.76%	5.34%	6.76%
Lehman Brothers Long Municipal Bond Index	10.43%	6.10%	7.24%
Lipper, Inc. (California Municipal Bond Funds)	7.81%	4.90%	6.17%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	4.38%
Weighted Average Maturity	25.78 years

TOP FIVE TYPE OF BONDS	Percent of Net Assets

Utilities (Water)	17%
Hospital	14
Local General Obligation (Unlimited Tax)	11
Lease Rental	10
University Revenue	10

TOP FIVE HOLDINGS	Percent of Net Assets

State of California General Obligation Bonds	5.5%
Alameda Corridor Transportation Authority Revenue	5.3
Sacramento City Unified School District General Obligation	5.2
California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center)	5.1
Duarte California Certificates of Participation (City of Hope Medical Center)	4.9

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO California Tax-Free Income Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS*—99.4%
$5,000	Alameda Corridor Transportation Authority Revenue 4.75%, due 10/01/25 [MBIA]	$5,000
4,500	California Educational Facilities Authority Revenue (Institute of Technology) 4.50%, due 10/01/27	4,357
4,500	California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center) 6.25%, due 12/01/34	4,818
2,990	California State Department of Water Resources Power Supply Revenue 5.25%, due 5/01/20	3,087
3,000	California State University Fresno Association Revenue 6.00%, due 7/01/26	3,032
2,000	California State University Fresno Association Revenue 6.00%, due 7/01/31	2,026
2,645	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	2,642
1,475	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	1,473
4,000	Central California Joint Powers Health Finance Authority 6.00%, due 2/01/30	4,077
3,000	Chino Valley Unified School District (Series A) 5.00%, due 8/01/26 [FSA]	3,063
20	Concord Redevelopment Agency Tax Allocation Central Concord Redevelopment Project 8.00%, due 7/01/18 [BIG]	21
4,000	Contra Costa CA Water District Water Revenue 4.50%, due 10/01/27 [FSA]	3,844
1,000	Cucamonga California County Water District 5.128%, due 9/01/31 [FGIC]	1,025
5,000	Duarte California Certificates of Participation City of Hope Medical Center 5.25%, due 4/01/31	4,680
1,000	East Bay Municipal Utility District Water System Revenue 4.75%, due 6/01/34 [MBIA]	986
2,100	Fresno Joint Powers Financing Authority Lease Revenue Exhibition Hall Expansion Project 4.75%, due 9/01/28 [AMBAC]	2,097

PRINCIPAL AMOUNT (000’s)			Value (000’s)

$1,105		Livermore Valley California Joint Unified School District 5.00%, due 8/01/27 [MBIA]	$1,125
1,200	†	Los Angeles Convention and Exhibition Center Authority Certificates of Participation 9.00%, due 12/01/20 (Prerefunded 12/01/05 @ 100)	1,455
3,000		Los Angeles County California Certificates of Participation (Disney Parking Refund Project) 4.75%, due 3/01/23 [AMBAC]	3,011
2,450		Los Angeles Department of Water and Power Waterworks Revenue 4.25%, due 10/15/34 [MBIA]	2,210
3,585		Metropolitan Water District of Southern California Waterworks Revenue 5.00%, due 7/01/37	3,605
4,570		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	4,496
330	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	349
2,000		Sacramento City Financing Authority Revenue 5.00%, due 12/01/32 [AMBAC]	2,028
5,000		Sacramento City Unified School District General Obligation 4.75%, due 7/01/29 [FGIC]	4,986
2,000		Sacramento Municipal Utility District Electric Revenue Series Q 5.00%, due 8/15/28 [FSA]	2,036
2,500		San Bernardino County Certificates of Participation (Medical Center Financing Project) 5.50%, due 8/01/24	2,520
1,000		San Francisco City and County Public Utilities Commission Water Revenue 5.00%, due 11/01/31 [FSA]	1,014
5,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	4,501
2,600		San Jose Airport Revenue 5.00%, due 3/01/31 [FGIC]	2,635
1,000		San Jose Libraries and Parks Project General Obligation 5.125%, due 9/01/31	1,024

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO California Tax-Free Income Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

$3,000	San Jose Redevelopment Agency (Merged Area Redevelopment Project Tax Allocation) 4.75%, due 8/01/22	$2,951
1,335	Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	1,340
5,500	State of California General Obligation Bonds 4.75%, due 4/01/29	5,186
1,750	West Kern County Water District Certificates of Participation 5.625%, due 6/01/31	1,794

TOTAL MUNICIPAL BONDS (cost $87,702)		94,494

CASH EQUIVALENTS—0.00%
15	SEI Tax-Exempt Institutional Tax-Free Portfolio	15

TOTAL CASH EQUIVALENTS (cost $15)		15

TOTAL INVESTMENTS ($87,717)—99.4%		94,509

Other Assets, less Liabilities		531

NET ASSETS		$95,040

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

Municipal Bond Investors Assurance Corp. [MBIA]	14.2%
Financial Guaranty Insurance Corp. [FGIC]	9.1
AMBAC Indemnity Corp. [AMBAC]	7.6
Financial Security Assurance, Inc. [FSA]	10.5

41.4%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Municipal Bond Fund

December 31, 2002

Stephen C. Bauer

How did the fund perform?

The SAFECO Municipal Bond Fund’s one year return for the year ending December 31, 2002 was one of the best in recent years, and the Fund continues to be in the top decile for every period from one year to 10 years when compared to the universe of 287 comparable municipal bond funds as compiled by Lipper, Inc.

What factors impacted the fund’s performance?

Mid-year 2002, a municipal bond (muni) market rally started with muni yields at the high end of the range at 5.45%. As equity markets swooned, the U.S. Treasury market took off and by the fall, the long bond and tax-exempt bond market were significantly lower in yield. Part of the reason for the underperformance of the muni market was the high volume of new issues this year—a new record.

Near yearend, the biggest impact was the sharp rise in yields during October. Although the market strengthened during December, it was too little too late and the result was negative returns for the fourth quarter. Over the longer term, yields have continued to fall, resulting in high total return figures for most long-term bond funds, and especially for the Muni Bond Fund, which stays fully invested in long bonds at all times. Not changing direction during periods like October is particularly important. Trying to sell bonds into a vacuum and replace them in a rally would have dire consequences for overall performance.

What changes did you make to the fund and why?

More recently in 2002, the primary theme was to sell bonds with 4.75% coupons as they approached par and replace them with attractively priced new issues. The 4.75% bonds had been purchased in previous years at substantial discounts because of the value of their additional call protection. As these bonds appreciated to prices in the high 90s, their value diminished in my opinion. Because of strong retail demand for this type of bond, I was able to sell them at attractive prices.

During this fairly active trading year, I also took advantage of attractively priced new issues and continued to swap out of high-priced bonds. Moves earlier in the year to sell helped increase call protection and increase yield.

SAFECO MUTUAL FUNDS	1-800-624-5711

Report From the Fund Manager

SAFECO Municipal Bond Fund

December 31, 2002

What is your outlook for the future?

Once again the pundits are predicting rising interest rates during 2003. While it is certainly possible, the magnitude and timing are impossible to predict. I intend to stick with the fully invested philosophy which has worked well for the Fund for many years. I will stay focused on values and relationships in the market and only do those trades which can enhance total return.

Steve C. Bauer, MBA

Stephen C. Bauer is president of SAFECO Asset Management Company, as well as vice president and treasurer of SAFECO’s property and casualty insurance companies. Bauer began his career with SAFECO Insurance Cos. as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named a vice president of SAFECO Insurance Cos. in 1979. He was promoted to assistant treasurer of SAFECO Corp. in 1984, and was named to his present position in 1995.

Performance Overview & Highlights

SAFECO Municipal Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year

SAFECO Municipal Bond Fund	10.33%	5.76%	6.62%
Lehman Brothers Long Municipal Bond Index	10.43%	6.10%	7.24%
Lipper, Inc. (General Municipal Bond Funds)	8.36%	4.63%	5.81%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	4.30%
Weighted Average Maturity	24.05 years

TOP FIVE HOLDINGS	Percent of Net Assets

San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	3.9%
Massachusetts State Housing Finance Agency (Series B)	3.5
Port of Seattle Revenue (Series A)	3.5
Indiana State Development Finance Authority Environmental Revenue	3.5
Illinois Educational Facilities Authority Adjustable Demand Revenue (University of Chicago)	3.2

TOP FIVE STATES	Percent of Net Assets

Texas	11%
Illinois	10
Washington	9
California	9
New York	8

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS*—96.2%

Alabama—0.6%
$ 3,855		Jefferson County Sewer Revenue 4.75%, due 2/01/38 [FGIC]	$3,716

Alaska—0.8%
5,000		Alaska Housing Finance Corp. 5.00%, due 12/01/39	4,864

Arizona—2.2%
7,800		Phoenix Civic Improvement Corp. Wastewater System Lease Revenue 4.75%, due 7/01/23	7,815
5,000		Scottsdale Industrial Development Authority Hospital Revenue 5.80%, due 12/01/31	5,055

California—9.0%
3,550	†	Northern California Power Agency Geothermal Project Revenue 5.00%, due 7/01/09 (Prerefunded 7/01/08 @ 100)	3,969
11,995		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 5.80%, due 8/01/34 [FSA]	13,290
1,865		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	1,835
135	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	143
7,010		San Joaquin County Public Facilities Financing Corp. Certificates of Participation Capital Facilities Project 4.75%, due 11/15/19 [MBIA]	7,071
25,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	22,502
3,165		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	3,177

Colorado—3.1%
13,000		Colorado Springs Hospital Revenue 6.375%, due 12/15/30	13,659
4,000		University of Colorado Hospital Authority Revenue 5.60%, due 11/15/31	4,029

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Florida—3.2%
$ 8,000		Escambia County Health Facilities Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/32	$7,896
2,750		Mid-Bay Bridge Authority Revenue 6.05%, due 10/01/22	2,912
7,500		Tallahassee Florida Health Facilities Revenue (Tallahassee Memorial Healthcare, Inc.) 6.375%, due 12/01/30	7,609

Georgia—1.2%
6,750	†	Atlanta Water and Sewage Revenue 4.50%, due 1/01/18 (Prerefunded 1/01/04 @ 100)	6,971

Illinois—9.9%
9,000		Chicago General Obligation 5.50%, due 1/01/35 [FGIC]	9,451
2,000		Chicago Illinois Sales Tax Revenue 5.375%, due 1/01/27 [FGIC]	2,075
17,500	†	Illinois Educational Facilities Authority Adjustable Demand Revenue (University of Chicago) 5.70%, due 12/01/25 (Prerefunded 12/01/03 @ 102)	18,567
10,000		Illinois Educational Facilities Authority Student Housing Revenue 6.25%, due 5/01/30	10,025
10,000		Metropolitan Pier and Exposition Authority Dedicated State Tax McCormick Place Expansion Project 5.25%, due 6/15/42 [MBIA]	10,337
5,000	†	Metropolitan Pier and Exposition Authority McCormick Place Convention Complex Hospitality Facilities Revenue 7.00%, due 7/01/26 (Escrowed to Maturity)	6,643

Indiana—5.2%
185		Beech Grove Economic Development Revenue (Westvaco Corp.) 8.75%, due 7/01/10	186
20,550		Indiana State Development Finance Authority Environmental Revenue 5.60%, due 12/01/32	19,888
350		Indianapolis Gas Utility Revenue 5.375%, due 6/01/21 [FGIC]	358
6,450	†	Indianapolis Gas Utility System Revenue 4.00%, due 6/01/11 [FGIC] (Escrowed to Maturity)	6,755

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Indiana—(continued)
$ 2,500		St. Joseph County Hospital Health System Revenue 4.50%, due 8/15/18 [MBIA]	$2,503

Iowa—0.0%
250		Marshalltown Pollution Control Revenue (Iowa Electric Light and Power Co. Project) 5.50%, due 11/01/23 [MBIA]	259

Kansas—0.5%
3,000		Kansas Turnpike Authority Revenue 4.75%, due 9/01/27 [FSA]	2,970

Kentucky—0.4%
2,000		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.625%, due 10/01/28	2,066

Maryland—2.6%
3,400	†	Baltimore Project and Revenue Prerefunded (Water Projects) 5.00%, due 7/01/24 [FGIC] (Escrow to Maturity)	3,523
1,725		Baltimore Project and Revenue Unrefunded (Water Projects) 5.00%, due 7/01/24 [FGIC]	1,814
5,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 4.75%, due 7/01/23 [FGIC]	5,000
4,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 6.75%, due 7/01/30	4,413

Massachusetts—5.6%
6,250		Massachusetts Bay Transportation Authority System Revenue 4.50%, due 3/01/26 [MBIA]	5,931
5,740		Massachusetts Housing Finance Agency Housing Revenue 6.20%, due 7/01/38 [AMBAC]	6,002
20,000		Massachusetts State Housing Finance Agency (Series B) 5.40%, due 12/01/28 [MBIA]	20,337

Michigan—1.6%
4,250		Detroit Water Supply System Revenue 4.75%, due 7/01/19 [FGIC]	4,295

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Michigan—(continued)
$5,000		Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/26	$4,947

Minnesota—0.9%
5,000		Minneapolis Health Care System Revenue (Allina Health) 5.75%, due 11/15/32	5,058

Mississippi—1.4%
8,000		Harrison County Wastewater Management and Solid Waste Revenue 4.75%, due 2/01/27 [FGIC]	7,956

Missouri—0.9%
4,000		Missouri Health and Education Facilities Authority Educational Facilities Revenue 4.75%, due 11/15/37	3,895
1,000		Missouri State Health and Education Facilities Authority Revenue (SSM Healthcare) 5.25%, due 6/01/28 [AMBAC]	1,032

New Jersey—0.0%
305	†	New Jersey Turnpike Authority Revenue 10.375%, due 1/01/03 (Escrowed to Maturity)	305

New Mexico—0.4%
2,195		Farmington Collateralized Pollution Control Revenue (Tucson Gas and Electric Co.) 6.10%, due 1/01/08	2,237

New York—7.6%
900		Long Island Power Authority Electric System Revenue 5.125%, due 12/01/22 [FSA]	935
3,820		Metropolitan Transportation Authority New York Dedicated Tax Fund 4.75%, due 4/01/28 [FGIC]	4,184
5,500		New York Dormitory Authority State University Educational Facilities Revenue 5.25%, due 5/15/15	6,118
2,975		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11	3,686
1,425	†	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11 (Prerefunded Various Dates/Prices)	1,801

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

New York—(continued)
$ 5,250	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/13	$6,836
11,800	Port Authority New York & New Jersey Consolidated Revenue 4.375%, due 10/01/33 [FGIC]	11,109
6,000	Triborough Bridge and Tunnel Authority Revenue 5.00%, due 11/15/32	6,043
2,825	Triborough Bridge and Tunnel Authority Revenue 5.125%, due 11/15/29	2,873

North Carolina—2.2%
12,000	North Carolina Eastern Municipal Power Agency Power System Revenue 6.00%, due 1/01/22	12,863

North Dakota—0.6%
3,000	Grand Forks North Dakota Health Care System Revenue (Altru Health System) 7.125%, due 8/15/24	3,261

Oklahoma—1.2%
5,590	McGee Creek Authority Water Revenue 6.00%, due 1/01/23 [MBIA]	6,672

Pennsylvania—1.8%
5,000	Pennsylvania State Higher Educational Facilities Authority Revenue (UPMC Health System) 6.00%, due 1/15/31	5,160
5,000	Southeastern Pennsylvania Transportation Authority (Series A) 4.75%, due 3/01/29 [FGIC]	4,964

South Carolina—4.9%
190	Charleston County Pollution Control Facilities Revenue 5.90%, due 8/01/03	190
5,500	Pickens and Richland Counties Hospital Facilities Revenue 5.75%, due 8/01/21 [AMBAC]	5,511
15,000	Piedmont Municipal Power Agency South Carolina Electric Revenue 5.25%, due 1/01/21	14,606
7,500	South Carolina Jobs—Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 7.375%, due 12/15/21	8,179

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Tennessee—1.3%
$ 7,000		Greenville County Building Equity General Obligation 5.50%, due 12/01/28	$7,283

Texas—11.4%
5,750		Austin Combined Utility Revenue 4.25%, due 5/15/28 [MBIA]	5,227
10,000		Austin Combined Utility System Revenue 12.50%, due 11/15/07 [MBIA]	14,308
3,000		Houston Independent School District General Obligation 4.75%, due 2/15/22 [PSF]	2,985
14,300		Hurst-Euless-Bedford Texas Independent School District General Obligation Unlimited Tax Refund 4.50%, due 8/15/25 [PSF]	13,449
10	†	Lower Colorado River Authority Junior Lien Revenue 5.625%, due 1/01/17 [FSA] (Prerefunded 1/01/15 @ 100)	12
5,350		North East Texas School District General Obligation 4.50%, due 10/01/28 [PSF]	4,980
5,000		Northside Texas Independent School District 5.00%, due 8/01/27 [PSF]	5,028
4,500		San Antonio Electric & Gas Revenue 4.50%, due 2/01/21	4,369
15,000		Texas Turnpike Authority Central Texas System Revenue 5.00%, due 8/15/42 [AMBAC]	15,049

Utah—1.0%
5,635		Weber County Utah Hospital Revenue (IHC Health Services) 5.00%, due 8/15/30 [AMBAC]	5,655

Virginia—2.2%
2,500		Loudoun County Sanitation Authority Water and Sewer Revenue 4.75%, due 1/01/30 [MBIA]	2,478
7,000		Virginia Housing Development Authority 4.95%, due 1/01/43	6,729
3,500		Virginia Public School Authority 5.00%, due 8/01/20	3,617

Washington—9.4%
700		CDP-King County III Lease Revenue (King Street Center Project) 5.25%, due 6/01/26 [MBIA]	719

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Washington—(continued)
$ 5,055		Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18	$6,354
2,200	†	Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18 (Prerefunded 9/01/06 @ 106)	2,858
2,500		King County Housing Authority Pooled Housing Revenue 6.80%, due 3/01/26	2,611
2,255		King County Public Hospital District #1 Hospital Facilities Revenue (Valley Medical Center) 5.50%, due 9/01/17 [AMBAC]	2,262
2,800		Lewis County Public Utility District #1 Cowlitz Falls Hydroelectric Project Revenue 6.00%, due 10/01/24	2,809
20,000		Port of Seattle Revenue (Series A) 5.00%, due 4/01/31 [FGIC]	20,128
3,122		Seattle Housing Authority Low Income Housing Revenue (Mt. Zion Project) 6.60%, due 8/20/38	3,422
530		Snohomish County Public Utility District #1 Electric Revenue 5.50%, due 1/01/20 [FGIC]	530
6,290		Vancouver Washington Housing Authority Revenue (Springbrook Square) 5.65%, due 3/01/31	5,595
7,000		Washington State General Obligation 4.50%, due 7/01/23 [FSA]	6,649
250		Yakima-Tieton Irrigation District Revenue 6.20%, due 6/01/19 [FSA]	260

West Virginia—3.1%
2,945		West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30	3,161
12,055	†	West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30 (Prerefunded 9/01/10 @ 101)	14,812

TOTAL MUNICIPAL BONDS (cost $494,385)			553,671

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—3.3%

$19,087	Federated Tax-Exempt Money Market Fund, Inc.	19,087

TOTAL CASH EQUIVALENTS (cost $19,087)		19,087

TOTAL INVESTMENTS (cost $513,472)—99.5%		572,758

Other Assets, less Liabilities		3,007

NET ASSETS		$575,765

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	5.2%
Financial Guaranty Insurance Corp. [FGIC]	15.0
Financial Security Assurance, Inc. [FSA]	4.2
Municipal Bond Investors Assurance Corp. [MBIA]	13.2
Texas Permanent School Fund [PSF]	4.6

42.2%

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Intermediate-Term Municipal Bond Fund

December 31, 2002

Mary V. Metastasio

How did the fund perform?

The SAFECO Intermediate-Term Municipal Bond Fund enjoyed healthy returns for the year ending December 31, 2002. However, the Fund underperformed the Lehman Brothers’ Seven-Year Municipal Bond Index for the same period.

What factors impacted the fund’s performance?

The municipal bond market has been generally very healthy throughout the year. It struggled a bit during the third quarter, but recovered from its lows and ended the year strong. Our Fund, with its average maturity of between seven and eight years, benefits from this strong market—at least it did until October. This was a tough month for municipals in general, and intermediates in particular. Interest rates on 10-year generic Aa-rated bonds went up 69 basis points in three weeks. Longer bonds moved about half that much. Because we had, over the past few months, extended the maturity of the fund, we felt the pain of the dive the market took. The intermediate municipals market has recovered somewhat since then, but after quickly getting back about 30 basis points in late October, levels have been hovering at August levels—not a bad place to be, but not the stratospheric levels of early in the third quarter.

What changes did you make to the fund and why?

Other than the shift to a somewhat longer average maturity, I made no significant changes to the Fund during the year. In the fourth quarter, I sold one position to raise cash, and later bought a piece of New York State Urban Development Corporation 5% of 1/1/17. These bonds have a mandatory put on 1/1/11 at par, are backed by state appropriation, and have a very attractive yield relative to other bonds in that maturity range.

What is your outlook for the future?

At year-end, the average maturity of the Fund was 7.7 years. This is within our desired range, and there is no need to make changes simply to adjust maturity. In the coming months, I expect to do trades to take advantage of relative values between various states and sectors, to add value where I can.

Mary Metastasio, MBA

Mary Metastasio is Vice President of SAFECO Asset Management Company. She became a municipal bond analyst in 1985 and became portfolio manager of the SAFECO Tax-Free Money Market Fund in 1987. In 1996, she was named manager of SAFECO Intermediate-Term Municipal Bond Fund. Metastasio is a member of the National Federation of Municipal Analysts and served as that organization’s chairman in 1999.

Performance Overview & Highlights

SAFECO Intermediate-Term Municipal Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	Since Inception*

SAFECO Intermediate-Term Municipal Bond Fund	8.89%	5.02%	5.32%
Lehman Brothers 7-Year Municipal Bond Index	10.35%	6.07%	6.17%
Lipper, Inc. (Intermediate Municipal Bond Funds)	8.52%	5.10%	N/A

*   The Fund’s inception date was March 18, 1993. Graph and average annual return comparison begins on March 31, 1993.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	2.95%
Weighted Average Maturity	7.70 years

TOP FIVE HOLDINGS	Percent of Net Assets

New York State Housing Finance Agency Health Facilities Revenue	4.6%
Tempe Arizona Unified High School District #213 General Obligation	3.9
Trinity River Authority Revenue (Tarrant County Water Project)	3.6
Ohio State Building Authority Adult Correction	3.5
Michigan State Trunk Line Revenue	3.5

TOP FIVE STATES	Percent of Net Assets

Texas	17%
Illinois	17
Washington	12
New York	11
Michigan	6

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO Intermediate-Term Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS*—98.9%

Alabama—3.4%
$500		Southeast Alabama Gas District System Revenue 5.30%, due 6/01/12 [AMBAC]	$561

Alaska—3.0%
500		Alaska Housing Finance Corp. Housing Development 4.15%, due 6/01/12 [MBIA]	501

Arizona—3.9%
600		Tempe Arizona Unified High School District #213 General Obligation 4.50%, due 7/01/11 [FGIC]	635

California—2.1%
310	†	Sacramento Municipal Utility District Electric Revenue 5.50%, due 2/01/11 (Escrowed to Maturity)	349

Connecticut—0.6%
100		Connecticut Housing Finance Authority Housing Mortgage Finance Program 5.40%, due 5/15/03	101

District of Columbia—3.3%
500		District of Columbia Revenue (George Washington University) 4.25%, due 9/15/09 [MBIA]	532
13		District of Columbia General Obligation 5.75%, due 6/01/03	13

Illinois—16.6%
500		Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation 5.25%, due 12/01/10	569
500		Chicago O’Hare International Airport Revenue 4.35%, due 1/01/10 [AMBAC]	519
500		Chicago Tax Increment Jr Lein South Redevelopment Revenue 5.00%, due 11/15/10 [ACA]	529
500		Illinois Educational Facilities Authority Student Housing Revenue 5.50%, due 5/01/12	508
500		Joliet Waterworks and Sewage Revenue 7.00%, due 1/01/05 [FGIC]	526

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Illinois—(continued)
$ 40	†	Metro Pier & Exposition Authority Dedicated State Tax Prerefunded (Series A) 5.90%, due 6/15/03 (Escrowed to Maturity)	$41
5	†	Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue 5.90%, due 6/15/03 (Escrowed to Maturity)	5
20		Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue Unrefunded (Series A) 5.90%, due 6/15/03	20
35	†	Metropolitan Pier and Exposition Authority McCormick Place Expansion Project 5.90%, due 6/15/03 (Escrowed to Maturity)	36

Kentucky—3.2%
500		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.25%, due 10/01/12	532

Maine—2.0%
300		Maine Municipal Bond Bank	334
		5.00%, due 11/01/09 [FSA]

Massachusetts—2.7%
400		Massachusetts Water Resources Authority General Revenue 5.25%, due 12/01/08	452

Michigan—6.1%
500		Michigan State Trunk Line Revenue 5.50%, due 11/01/10 [FSA]	574
400		Wayne Charter County Airport Revenue 5.00%, due 12/01/12 [FGIC]	440

New York—11.3%
500		Metropolitan Transportation Authority New York State Service Contract 5.50%, due 7/01/14	570
10	†	New York City Water & Sewer Systems Revenue (Series B) 5.00%, due 6/15/03 (Escrowed to Maturity)	10
700		New York State Housing Finance Agency Health Facilities Revenue 6.375%, due 11/01/04	758
500		New York Urban Development Corp. Correctional and Youth Facilities Revenue 5.00%, due 1/01/17	537

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Intermediate-Term Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Ohio—3.5%
$500		Ohio State Building Authority Adult Correction 5.50%, due 10/01/11 [FSA]	$575

Oklahoma—1.2%
190	†	Oklahoma Industries Authority Health Facilities Revenue (Sisters of Mercy Health System, St. Louis, Inc.) 5.20%, due 6/01/05 (Escrowed to Maturity)	199

Pennsylvania—3.3%
500		Philadelphia Parking Authority Airport Parking Revenue 4.875%, due 9/01/09 [FSA]	551

South Carolina—3.4%
500		Greenville County School District Installment Purchase Revenue 5.50%, due 12/01/12	562

Texas—17.2%
250		Austin Combined Utility Systems Revenue 5.80%, due 11/15/06	282
500		Cypress-Fairbanks Independent School District General Obligation 5.25%, due 2/15/13 [PSF]	558
500		Sam Rayburn Municipal Power Agency 5.00%, due 10/01/09	540
300		San Felipe Del Rio Texas Independent School District 5.00%, due 8/15/12 [PSF]	326
500		Tomball Independant School District General Obligation 5.00%, due 2/15/11 [PSF]	550
600	†	Trinity River Authority Revenue (Tarrant County Water Project) 5.25%, due 2/01/05 [AMBAC] (Partially Prerefunded 2/01/03 @ 100)	601

Washington—12.1%
360		King County Housing Authority Pooled Housing Revenue 4.70%, due 7/01/08 [AG]	379
485		King County School District #415 (Kent) Unlimited General Obligation 5.50%, due 6/01/13 [FSA]	555
500		Renton Water and Sewer 4.40%, due 12/01/15 [FSA	513
500		Seattle Library Facilities 5.375%, due 12/01/10	562

TOTAL MUNICIPAL BONDS (cost $15,411)			16,405

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—0.2%
$32	Federated Tax-Exempt Money Market Fund, Inc.	$32

TOTAL CASH EQUIVALENTS (cost $32)		32

TOTAL INVESTMENTS (cost $15,443)—99.1%		16,437

Other Assets, less Liabilities		150

NET ASSETS		$16,587

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	10.2%
Asset Guaranty [AG]	2.3
Financial Guaranty Insurance Corp. [FGIC]	9.7
Financial Security Assurance, Inc. [FSA]	15.5
American Capital Access Corp. [ACA]	3.2
Municipal Bond Investors Assurance Corp. [MBIA]	6.3
Texas Permanent School Fund [PSF]	8.7

55.9%

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Money Market Fund

December 31, 2002

Lesley Fox

How did the fund perform?

According to Lipper, Inc., the returns of the SAFECO Money Market Fund were above the average of other taxable money market funds for the year ending December 31, 2002.

The 12-month return on the Fund was lower than the 2.4% year-over-year increase in the Consumer Price Index (CPI) as of the end of December, 2002.

The Fund has also performed well over the long term. Cumulatively, the Fund’s five-year return has outperformed its peer group.

What factors impacted performance?

The Fed surprised the market with a larger-than-expected 0.50% ease on November 6 to 1.25% but indicated the likelihood that they are finished easing for now. At the end of 2002, the money market yield curve, a graphical depiction of rates ranging from one day to 12 months, was nearly flat. A flat yield curve generally indicates little expectation of change in interest rates. The main reason the Fund performed well is that the Fund holds securities purchased many months ago at much higher rates than currently available. Some of these holdings yield over 3.00%.

Another reason the Fund performed well was the large allocation of floating rate notes, 32% of the Fund. In the flat yield curve environment, floating rate notes pay higher rates than Commercial Paper, which, because of reduced supply, continue to be the lowest-yielding asset class available in the prime money markets. Because of liquidity concerns, many corporations have “termed-out” their debt, issuing long-term notes to pay down Commercial Paper.

What changes did you make and why?

I didn’t make any major strategy changes to the Fund in the fourth quarter. I continued to keep a low allocation of Commercial Paper and a high allocation of floating rate notes in the Fund. At yearend, the average maturity of the Fund was 54 days, slightly longer than its peer group, although the Fund was as long as 66 days during the fourth quarter.

My long-term strategy is to purchase one-year paper when the yields are attractive or when I need to lengthen the maturity of the Fund, although I found little opportunity to execute that strategy in the fourth quarter. With the remaining available cash, I search for the best short-term yield opportunities in floating or fixed rate securities. As always, credit risk in the Fund is managed very conservatively.

Report From the Fund Manager

SAFECO Money Market Fund

December 31, 2002

What is your outlook for the future?

I think the economy will be sluggish in 2003 but predict little chance of a double-dip recession. Fed Funds futures show a chance of a small rise in the Fed Funds rate by the end of 2003, but I would not be surprised to see the rate stay at 1.25% all year. The flat yield curve is a difficult environment in which to try to add value in money markets, but the Fund is well-positioned in higher yielding money market products that should continue to perform well relative to other money market funds.

Lesley Fox, MBA

Lesley Fox is an Assistant Vice President of SAFECO Asset Management Company. Ms. Fox joined SAFECO Asset Management Company in April 2000 as a portfolio manager. She spent the previous five years managing $3.5 billion in short-term funds for King County, WA. Ms. Fox earned her MBA in Finance at George Washington University and began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989.

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview & Highlights

SAFECO Money Market Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year

SAFECO Money Market Fund	1.32%	4.13%	4.16%
Lipper, Inc. (Money Market Funds)	1.00%	3.91%	4.18%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	54 Days	7 Day Yield	0.94%

Portfolio of Investments

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

COMMERCIAL PAPER—23.7%

Asset Backed—15.6%
$18,300		Ciesco, LP 1.34%, due 2/03/03	$18,278
11,000		Corporate Asset Funding Co. 1.33%, due 1/22/03	10,992
7,000		Corporate Asset Funding Co. 1.34%, due 1/03/03	7,000
7,000		Corporate Receivables Corp. 1.35%, due 1/16/03	6,996
10,000		Moat Fundings LLC 1.37%, due 1/14/03	9,996
2,767		Receivables Capital Corp. 1.36%, due 1/13/03	2,766

Consumer Finance—8.1%
13,100		Cooperative Association of Tractor Dealers 1.40%, due 1/13/03	13,094
3,700		Cooperative Association of Tractor Dealers 1.40%, due 1/23/03	3,697
1,400		Cooperative Association of Tractor Dealers 1.42%, due 1/17/03	1,399
11,000		General Electric Capital Corp. 1.77%, due 1/07/03	10,997

TOTAL COMMERCIAL PAPER (cost $85,215)			85,215

CORPORATE BONDS—54.8%

Asset Backed—6.9%
10,000	#	CC USA, Inc. (144A) 2.955%, due 4/16/03 (acquired 3/15/02)	10,000
15,000	#	Dorada Finance, Inc. (144A) 1.337%, due 5/21/03 (acquired 5/16/02)	15,000

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Banks—9.5%
$ 4,550	Associates Corp. of North America 5.75%, due 11/01/03	$4,702
3,700	Banc One Corp. 8.74%, due 9/15/03	3,884
2,000	Continental Bank 7.875%, due 2/01/03	2,009
2,775	First Bank National Association 6.00%, due 10/15/03	2,866
1,000	First Chicago Corp. 7.625%, due 1/15/03	1,002
4,055	First USA Bank 7.65%, due 8/01/03	4,188
260	Mellon Bank 6.75%, due 6/01/03	265
1,150	Mellon Funding Corp. 6.875%, due 3/01/03	1,159
9,500	Nationsbank Corp. 6.50%, due 8/15/03	9,777
4,125	Wells Fargo Financial, Inc. 7.25%, due 7/14/03	4,251

Brewers—1.0%
3,510	New Belgium Brewery Co. 1.55%, due 7/01/15 Put Date 1/02/03	3,510

Consumer Finance—6.2%
4,430	Countrywide Funding Corp. 6.69%, due 7/14/03	4,525
350	Countrywide Home Loans, Inc. 2.17%, due 5/22/03	350
2,000	Countrywide Home Loans, Inc. 4.56%, due 12/10/03	2,000
11,300	Countrywide Home Loans, Inc. 5.25%, due 5/22/03	11,429
1,200	General Electric Capital Corp. 6.81%, due 5/30/03	1,226

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Money Market Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Consumer Finance—(continued)
$2,750	#	Prudential Funding, LLC (144A) 5.97%, due 3/17/03 (acquired 10/23/02)	$2,771

Diversified Financial Services—20.9%
8,000	#	Goldman Sachs Group, Inc. (144A) 1.00%, due 1/13/04 Put Date 1/15/03	8,000
7,500	#	Goldman Sachs Group, Inc. (144A) 7.875%, due 1/15/03 (acquired 8/14/02)	7,516
2,600		Heller Financial, Inc. 6.40%, due 1/15/03	2,604
2,400		Heller Financial, Inc. 7.875%, due 5/15/03	2,457
6,305		Lehman Brothers Holdings, Inc. 6.25%, due 4/01/03	6,355
5,000		Lehman Brothers Holdings, Inc. 7.00%, due 5/15/03	5,077
3,075		Lehman Brothers Holdings, Inc. 7.25%, due 4/15/03	3,114
1,000		Lehman Brothers Holdings, Inc. 7.36%, due 12/15/03	1,050
10,000		Merrill Lynch & Co., Inc. 1.41375%, due 1/08/03	10,000
6,000		Merrill Lynch & Co., Inc. 1.41875%, due 4/03/03	6,000
1,144		Merrill Lynch & Co., Inc. 6.00%, due 2/12/03	1,150
14,209		Morgan Stanley Dean Witter Co. 7.125%, due 1/15/03	14,234
2,035		Morgan Stanley Dean Witter Co. 7.375%, due 4/15/03	2,067
5,490		Salomon Smith Barney Holdings, Inc. 6.25%, due 5/15/03	5,577

Electric Utilities—5.1%
17,910		Philadelphia Electric Co. 6.50%, due 5/01/03	18,196

General Merchandise Stores—2.2%
8,000		Racetrac Capital, LLC 1.42%, due 4/01/18 Put Date 1/02/03	8,000

Hotels—0.7%
2,710		Smuggler’s Notch Management Co. 1.55%, due 9/01/15 Put Date 1/02/03	2,710

Real Estate Management & Development—2.3%
8,200		Loft Quest, LLC 1.52%, due 6/01/27 Put Date 1/02/03	8,200

TOTAL CORPORATE BONDS (cost $197,221)			197,221

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS—13.5%

Diversified Commercial Services—0.6%
$2,000	Wake Forest University 1.42%, due 7/01/17 Put Date 1/02/03	$2,000

Health Care Distributors & Services—2.2%
8,100	New Hampshire Business Finance Authority Revenue 1.50%, due 6/01/28 Put Date 1/02/03	8,100

Homebuilding—2.6%
1,000	Breckenridge Terrace, LLC Tax Revenue 1.47%, due 5/01/39 Put Date 1/02/03	1,000
2,000	Eagle County Colorado Housing Facilities Revenue 1.47%, due 5/01/39 Put Date 1/02/03	2,000
6,433	Summer Station Apartments, LLC 1.47%, due 6/01/19 Put Date 1/02/03	6,433

Hotels—1.1%
3,885	Tenderfoot Seasonal Housing Facilities Revenue 1.47%, due 7/01/35 Put Date 1/02/03	3,885

Managed Health Care—7.0%
6,875	Maryland Health and Higher Education Facilities Authority Revenue (University of Maryland Medical System) 1.50%, due 7/01/29 Put Date 1/02/03	6,875
6,490	Maryland Health and Higher Education Facilities Authority Revenue 1.50%, due 1/01/28 Put Date 1/02/03	6,490
5,000	Presbyterian Homes & Services 1.81%, due 12/01/28 Put Date 1/02/03	5,000
6,900	Village Green Finance Co. 1.42%, due 11/01/22 Put Date 1/02/03	6,900

TOTAL MUNICIPAL BONDS (cost $48,683)		48,683

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Money Market Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—7.3%

Investment Companies
$18,023	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$18,023
8,084	Nations Money Market Reserves	8,084

TOTAL CASH EQUIVALENTS (cost $26,107)		26,107

TOTAL INVESTMENTS (cost $357,226)—99.3%		357,226

Other Assets, less Liabilities		2,643

NET ASSETS		$359,869

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 12/31/02. These rates change periodically based on specified market rates or indices.

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost and value of such securities is $43,287,369 or 12.0% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Tax-Free Money Market Fund

December 31, 2002

Mary V. Metastasio

How did the fund perform?

According to Lipper, Inc., the SAFECO Tax-Free Money Market Fund finished the year above the average of other tax-exempt money market funds for the year ending December 31, 2002. The Fund is also above the average for its peer group for the five-year period.

What factors impacted the fund’s performance?

As we all know, interest rates have been dropping for some time. Finally, during the last quarter of 2002, short-term tax-exempt rates, which had been very attractive relative to taxable rates, fell more into line with them, and plunged downward.

What changes did you make to the fund and why?

We made no major changes to the portfolio during the year. We continue to like the barbell structure. Our barbell consists of a heavy weighting in very short securities, a smaller weighting in bonds with longer maturities (generally six months to one year), and very little in between. The shorter bonds give us flexibility, and the longer bonds enable us to lock in some higher rates for longer periods of time. As of year-end, we were 70% invested in variable rate demand obligations (VRDOs) that have a one to seven day maturity, 26% in put bonds, and 4% in municipal notes. This represents an increase in VRDOs and notes, and a decrease in put bonds.

We are starting to have more difficulty finding attractive six-month and one-year put bonds for the Fund. As interest rates continue to be low, municipal issuers opt to issue either VRDOs, paying a remarketing fee plus tiny amounts of interest, or longer bonds, locking in attractive rates for several years. Because of this difficulty in finding the right put bonds, we will look at the possibility of buying more municipal notes for the Fund.

What is your outlook for the future?

Around the country, cities and states are facing increasing budget pressures. The silver lining in that cloud is that their financial problems might help to assuage our supply concerns. If they issue notes to help their cash flow woes (and if we deem them to be appropriate credit risks), this would provide us with a ready supply of paper.

It’s hard to know what the lower limit for interest rates is, and it’s hard to predict when they will start to rise again. With our basic barbell structure, we should be able to respond to whatever awaits us.

Mary Metastasio, MBA

Mary Metastasio is Vice President of SAFECO Asset Management Company. She became a municipal bond analyst in 1985 and became portfolio manager of the SAFECO Tax-Free Money Market Fund in 1987. In 1996, she was named manager of SAFECO Intermediate-Term Municipal Bond Fund. Metastasio is a member of the National Federation of Municipal Analysts and served as that organization’s chairman in 1999.

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview & Highlights

SAFECO Tax-Free Money Market Fund

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year

SAFECO Tax-Free Money Market Fund	0.97%	2.53%	2.68%
Lipper, Inc. (Tax-Exempt Money Market Funds)	0.86%	2.46%	2.62%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	43 Days

Portfolio of Investments

SAFECO Tax-Free Money Market Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS—95.8%

Alaska—5.3%
$2,000	Alaska Housing Finance Corp. Series B 1.50%, due 12/01/30 Put Date 1/02/03	$2,000
2,055	Alaska Industrial Development and Export Authority Revenue 2.05%, due 7/01/06 Put Date 1/02/03	2,055

Arizona—2.4%
1,000	Apache County Industrial Development Revenue (Tucson Electric Power Co.) 1.20%, due 12/15/18 Put Date 1/02/03	1,000
800	Pima County Industrial Development Authority Revenue (Tucson Electric Power Co.) 1.20%, due 12/01/22 Put Date 1/02/03	800

Colorado—10.0%
1,000	Castle Rock Metropolitan District No. 7 1.55%, due 12/01/30 Put Date 12/01/03	1,000
1,000	Commerce City Northern Infrastructure General Improvement District General Obligation 1.55%, due 12/01/31 Put Date 12/01/03	1,000
1,750	Denver West Metropolitan District General Obligation 1.38%, due 12/01/35 Put Date 1/02/03	1,750
1,000	Holland Creek Metropolitan District Revenue 1.55%, due 6/01/41 Put Date 1/02/03	1,000
1,335	Moffat County Pollution Control Revenue 1.80%, due 7/01/10 Put Date 1/02/03	1,335
1,500	NBC Metropolitan District 1.55%, due 12/01/30 Put Date 12/01/03	1,500

District of Columbia—1.3%
1,000	District of Columbia Revenue (George Washington University) Series B 1.55%, due 9/15/29 Put Date 1/02/03	1,000

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Georgia—3.9%
$3,000	Marietta Housing Authority Multifamily Revenue 2.00%, due 1/15/09 Put Date 1/15/03	$3,000

Hawaii—3.9%
3,000	Hawaii Housing Finance and Development Corp. 1.59%, due 7/01/24 Put Date 1/02/03	3,000

Illinois—15.1%
1,120	Chicago O’Hare International Airport Revenue Series A 1.55%, due 1/01/15 Put Date 1/02/03	1,120
2,180	Chicago O’Hare International Airport Revenue Series B 1.55%, due 1/01/15 Put Date 1/02/03	2,180
1,040	Illinois Development Finance Authority Revenue (Countryside Montessori Schools) 1.60%, due 6/01/17 Put Date 1/02/03	1,040
3,400	Illinois Health Facilities Authority Revenue (Swedish Covenant Hospital) 1.59%, due 8/01/25 Put Date 1/02/03	3,400
3,700	Jackson-Union Regional Port District Revenue 1.59%, due 4/01/24 Put Date 1/02/03	3,700

Iowa—2.7%
2,000	Iowa School Cash Anticipation Program (Iowa School Corps Warrant Certificates) 2.75%, due 6/20/03	2,010

Kentucky—5.7%
3,305	Clark County Pollution Control Revenue (Kansas City Power and Light) 1.70%, due 10/15/14 Put Date 4/15/03	3,305
1,000	Clark County Pollution Control Revenue 2.25%, due 11/01/03	1,004

Louisiana—7.5%
3,700	Ascension Parish Pollution Control Revenue (Borden, Inc.) 1.59%, due 12/01/09 Put Date 1/02/03	3,700

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Tax-Free Money Market Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Louisiana—(continued)
$2,000	Louisiana Public Facilities Authority Revenue 1.57%, due 12/01/13 Put Date 1/02/03	$2,000

Maryland—2.7%
1,780	Maryland Health and Higher Education Facilities Authority Revenue (Mercy Ridge) 1.65%, due 4/01/31 Put Date 1/02/03	1,780
290	Montgomery County Industrial Development Revenue (Informatio n Systems and Networks) 1.50%, due 4/01/14 Put Date 1/02/03	290

Ohio—0.7%
535	Ohio State Water Development Authority Revenue 1.63%, due 11/01/15 Put Date 1/02/03	535

Oklahoma—4.8%
1,700	Oklahoma Water Resources Revenue Board State Loan Program 1.30%, due 9/01/32 Put Date 3/03/03	1,700
1,000	Oklahoma Water Resources Revenue Board State Loan Program Series A 1.30%, due 9/01/23 Put Date 3/01/03	1,000
910	Oklahoma Water Resources Revenue Board State Loan Program Series A 1.45%, due 10/01/34 Put Date 4/01/03	910

Pennsylvania—2.7%
2,080	Washington County Authority Lease Revenue (Higher Education Pooled Equipment Leasing Project) 1.65%, due 11/01/05 Put Date 1/02/03	2,080

Texas—21.0%
2,500	ABN AMRO Munitops Certificates Trust 1.60%, due 2/06/08 Put Date 1/17/03	2,500
3,500	ABN AMRO Munitops Certificates Trust 1.68%, due 3/07/07 Put Date 1/02/03	3,500

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Texas—(continued)
$2,300	Coastal Bend Health Facilities Development Corp. Series B 1.63%, due 8/15/28 Put Date 1/02/03	$2,300
800	Grapevine Industrial Development Corp. Revenue (Series B4) 1.75%, due 12/01/24 Put Date 1/01/03	800
300	Grapevine Industrial Development Revenue (American Airlines, Inc.) Series B2 1.75%, due 12/01/24 Put Date 1/01/03	300
2,000	Harris County Housing Finance Corp. Multifamily Housing Revenue (Arbor II, Ltd. Project ) 2.00%, due 10/01/05 Put Date 10/01/03	2,000
500	Loan Star Airport Improvement Authority Revenue Series A4 1.66%, due 12/01/14 Put Date 1/02/03	500
200	Lone Star Airport Improvement Authority Revenue Series A3 1.66%, due 12/01/14 Put Date 1/02/03	200
1,040	Montgomery County Industrial Development Corp. (Medical Manufacturing Partners Project) 1.95%, due 8/01/17 Put Date 1/02/03	1,040
2,000	Sabine River Industrial Development Authority 1.75%, due 8/15/14 Put Date 2/15/03	2,000
770	Texas Higher Education Authority (Series B) 1.60%, due 12/01/25 Put Date 1/02/03	770

Washington—6.1%
1,500	Richland Golf Enterprise Revenue 1.55%, due 12/01/21 Put Date 1/02/03	1,500
1,330	Washington State Housing Finance Commission Housing Revenue (Pioneer Human Services) 1.60%, due 7/01/11 Put Date 1/02/03	1,330

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Tax-Free Money Market Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Washington—(continued)
$1,800	Washington State Housing Finance Commission Revenue (YMCA Snohomish County) 1.85%, due 8/01/19 Put Date 1/02/03	$1,800

TOTAL MUNICIPAL BONDS (cost $72,734)		72,734

CASH EQUIVALENTS—4.0%
3,019	Federated Tax-Exempt Money Market Fund, Inc.	3,019

TOTAL CASH EQUIVALENTS (cost $3,019)		3,019

TOTAL INVESTMENTS (cost $75,753)—99.8%		75,753

Other Assets, less Liabilities		201

NET ASSETS		$75,954

If Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 12/31/2002. These rates change periodically based on specified market rate or indices.

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of December 31, 2002

–(In Thousands, Except Per-Share Amounts)–	SAFECO High-Yield Bond Fund	SAFECO Intermediate-Term U.S. Treasury Fund	SAFECO U.S. Government Fund

Assets
Investments, at Cost	$38,190	$26,662	$53,633

Investments, at Value	$34,956	$27,921	$56,097
Collateral for Securities Loaned, at Fair Value	6,281	–	–
Receivables:
Trust Shares Sold	149	195	690
Dividends and Interest	718	394	453
Other	3	–	–
Receivable From Advisor	2	3	–

Total Assets	42,109	28,513	57,240
Liabilities
Payables:
Trust Shares Redeemed	391	418	423
Payable Upon Return of Securities Loaned	6,281	–	–
Notes Payable	–	–	–
Dividends	86	32	40
Investment Advisory Fees	20	13	26
Other Accrued Expenses	27	25	30

Total Liabilities	6,805	488	519

Net Assets	$35,304	$28,025	$56,721

Investor Class:
Net Assets	$32,647	$23,087	$55,644
Trust Shares Outstanding	6,678	2,108	5,632
Net Asset Value, Offering Price, and Redemption Price Per Share	$4.89	$10.95	$9.88

Class A:
Net Assets	$1,934	$2,799	$740
Trust Shares Outstanding	396	255	75
Net Asset Value and Redemption Price Per Share	$4.89	$10.96	$9.88

Maximum Offering Price Per Share (Including Sales Charge of 4.5%)	$5.12	$11.48	$10.35

Class B:
Net Assets	$630	$2,139	$337
Trust Shares Outstanding	129	195	34
Net Asset Value and Offering Price Per Share	$4.89	$10.97	$9.89

Class C:
Net Assets	$93	–	–
Trust Shares Outstanding	19
Net Asset Value and Offering Price Per Share	$4.90

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$66,160	$26,904	$56,522
Distributable Earnings	(30,856)	1,121	199

Net Assets	$35,304	$28,025	$56,721

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands, Except Per-Share Amounts)–	SAFECO Managed Bond Fund	SAFECO California Tax-Free Income Fund	SAFECO Municipal Bond Fund	SAFECO Intermediate-Term Municipal Bond Fund	SAFECO Money Market Fund	SAFECO Tax-Free Money Market Fund

Assets
Investments, at Cost	$10,087	$87,717	$513,472	$15,443	$357,226	$75,753

Investments, at Value	$10,444	$94,509	$572,758	$16,437	$357,226	$75,753
Collateral for Securities Loaned, at Fair Value	214	–	–	–	–	–
Receivables:
Trust Shares Sold	1	90	3,231	1	900	89
Dividends and Interest	114	1,580	8,492	194	2,845	214
Other	–	–	–	–	–	15
Receivable From Advisor	4	–	–	2	16	–

Total Assets	10,777	96,179	584,481	16,634	360,987	76,071
Liabilities
Payables:
Trust Shares Redeemed	2	32	7,639	2	857	58
Payable Upon Return of Securities Loaned	214	–	–	–	–	–
Notes Payable	–	950	–	–	–	–
Dividends	15	85	762	22	11	1
Investment Advisory Fees	4	40	227	7	150	32
Other Accrued Expenses	18	32	88	16	100	26

Total Liabilities	253	1,139	8,716	47	1,118	117

Net Assets	$10,524	$95,040	$575,765	$16,587	$359,869	$75,954

Investor Class:
Net Assets	$8,218	$93,293	$569,484	$16,587	$353,236	$75,954
Trust Shares Outstanding	958	7,365	39,418	1,495	353,236	75,954
Net Asset Value, Offering Price, and Redemption Price Per Share	$8.58	$12.67	$14.45	$11.10	$1.00	$1.00

Class A:
Net Assets	$1,282	$636	$3,787	–	$5,429	–
Trust Shares Outstanding	149	50	262		5,429
Net Asset Value and Redemption Price Per Share	$8.57	$12.67	$14.46		$1.00

Maximum Offering Price Per Share (Including Sales Charge of 4.5%)
	$8.97	$13.27	$15.14		–

Class B:
Net Assets	$1,024	$1,111	$2,494	–	$1,081	–
Trust Shares Outstanding	120	88	173		1,081
Net Asset Value and Offering Price Per Share	$8.56	$12.65	$14.42		$1.00

Class C:
Net Assets	–	–	–	–	$123	–
Trust Shares Outstanding					123
Net Asset Value and Offering Price Per Share					$1.00

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)
Distributable Earnings	$10,498	$87,839	$512,069	$15,593	$359,869	$75,954
	26	7,201	63,696	994	–	–

Net Assets	$10,524	$95,040	$575,765	$16,587	$359,869	$75,954

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended December 31, 2002

–(In Thousands)–	SAFECO High-Yield Bond Fund	SAFECO Intermediate-Term U.S. Treasury Fund	SAFECO U.S. Government Fund

Investment Income
Dividends	$187	$–	$–
Interest	3,813	1,264	2,909
Income from Securities Loaned, net	34	–	–

Total Investment Income	4,034	1,264	2,909

Expenses
Investment Advisory	254	140	286
Fund Accounting and Administration	35	23	47
Transfer Agent—Investor Class	109	35	71
—Class A	3	5	–
—Class B	3	3	1
Shareholder Service—Class A	2	5	1
—Class B	2	3	1
Distribution—Class B	6	11	2
—Class C	1	–	–
Legal and Auditing	21	20	21
Custodian	12	6	8
Registration	33	29	29
Reports to Shareholders	13	5	9
Trustees	7	7	7
Loan Interest	2	–	–
Other	8	3	6

Total Expenses Before Expense Reimbursement/Waiver	511	295	489
Expense Reimbursement/Waiver From Advisor—Investor Class	(82)	(27)	(1)
—Class A	(3)	(5)	(1)
—Class B	(4)	(2)	–

Total Expenses After Expense Reimbursement/Waiver	422	261	487

Investment Income	3,612	1,003	2,422

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	(9,713)	716	866
Net Change in Unrealized Appreciation (Depreciation)	(1,541)	812	1,532

Net Gain (Loss) on Investments	(11,254)	1,528	2,398

Net Change in Net Assets Resulting from Operations	$(7,642)	$2,531	$4,820

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands)–	SAFECO Managed Bond Fund	SAFECO California Tax-Free Income Fund	SAFECO Municipal Bond Fund	SAFECO Intermediate- Term Municipal Bond Fund	SAFECO Money Market Fund	SAFECO Tax-Free Money Market Fund

Investment Income
Dividends	$–	$–	$–	$–	$–	$–
Interest	546	5,038	30,795	747	6,349	1,293
Income from Securities Loaned, net	2	–	—	–	—	–

Total Investment Income	548	5,038	30,795	747	6,349	1,293

Expenses
Investment Advisory	48	475	2,637	80	1,533	377
Fund Accounting and Administration	9	85	252	14	203	68
Transfer Agent—Investor Class	14	67	300	9	445	42
—Class A	4	1	1	–	18	–
—Class B	3	1	2	–	4	–
Shareholder Service—Class A	3	2	4	–	–	–
—Class B	2	3	4	–	–	–
Distribution—Class B	7	9	12	–	–	–
—Class C	–	—	–	–	–	–
Legal and Auditing	20	23	44	19	34	22
Custodian	6	13	44	5	34	11
Registration	33	10	36	20	62	26
Reports to Shareholders	3	8	30	1	41	4
Trustees	7	7	10	7	9	7
Loan Interest	–	1	4	1	–	–
Other	3	7	23	2	17	6

Total Expenses Before Expense Reimbursement/Waiver	162	712	3,403	158	2,400	563
Expense Reimbursement/Waiver From Advisor—Investor Class	(46)	–	–	(14)	(68)	–
—Class A	(9)	–	–	–	(10)	–
—Class B	(7)	–	–	–	(3)	–

Total Expenses After Expense Reimbursement/Waiver	100	712	3,403	144	2,319	563

Investment Income	448	4,326	27,392	603	4,030	730

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	(72)	574	10,574	210	–	–
Net Change in Unrealized Appreciation (Depreciation)	304	3,193	17,241	549	–	–

Net Gain (Loss) on Investments	232	3,767	27,815	759	–	–

Net Change in Net Assets Resulting from Operations	$680	$8,093	$55,207	$1,362	$4,030	$730

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	SAFECO High-Yield Bond Fund		SAFECO Intermediate-Term U.S. Treasury Fund		SAFECO U.S. Government Fund

–(In Thousands)–	2002*	2001*	2002*	2001*	2002*	2001*

Operations

Net Investment Income	$3,612	$5,316	$1,003	$1,008	$2,422	$2,454

Net Realized Gain (Loss) on Investments	(9,713)	(11,851)	716	550	866	178

Net Change in Unrealized Appreciation (Depreciation)	(1,541)	5,995	812	(274)	1,532	246

Net Change in Net Assets Resulting from Operations	(7,642)	(540)	2,531	1,284	4,820	2,878

Distributions to Shareholders From:

Net Investment Income

Investor Class	(3,389)	(5,032)	(1,059)	(952)	(2,628)	(2,451)

Class A	(81)	(132)	(91)	(55)	(20)	(9)

Class B	(62)	(76)	(55)	(30)	(10)	(7)

Class C	(7)	(8)	–	–	–	–

Distributions in Excess of Net Investment Income**	–	–	–	–	–	–

Net Realized Gain on Investments

Investor Class	–	–	(472)	–	–	–

Class A	–	–	(55)	–	–	–

Class B	–	–	(43)	–	–	–

Class C	–	–	–	–	–	–

Total	(3,539)	(5,248)	(1,775)	(1,037)	(2,658)	(2,467)

Net Trust Share Transactions	(7,119)	2,564	3,714	2,600	8,861	7,454
Redemption Fees	57	–	–	–	25	–

Total Change in Net Assets	(18,243)	(3,224)	4,470	2,847	11,048	7,865

Net Assets at Beginning of Period	53,547	56,771	23,555	20,708	45,673	37,808

Net Assets at End of Period	$35,304	$53,547	$28,025	$23,555	$56,721	$45,673

Tax Character of Distributions Paid:
Ordinary Income	$3,539	$5,248	$1,205	$1,037	$2,658	$2,467
Tax-Exempt Income	–	–	–	–	–	–
Long-term Capital Gains	–	–	570	–	–	–

Total	$3,539	$5,248	$1,775	$1,037	$2,658	$2,467

*	For the year ended December 31.
**	Investor Class-$272; Class A-$2; Class B-$3.

SEE NOTES TO FINANCIAL STATEMENTS

	SAFECO Managed Bond Fund		SAFECO California Tax-Free Income Fund		SAFECO Municipal Bond Fund		SAFECO Intermediate-Term Municipal Bond Fund		SAFECO Money Market Fund		SAFECO Tax-Free Money Market Fund

–(In Thousands)–	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*

Operations

Net Investment Income	$448	$447	$4,326	$4,693	$27,392	$26,426	$603	$608	$4,030	$8,967	$730	$1,736

Net Realized Gain (Loss) on Investments	(72)	138	574	3,515	10,574	6,209	210	119	–	–	–	–

Net Change in Unrealized Appreciation (Depreciation)	304	(48)	3,193	(4,194)	17,241	(4,258)	549	(65)	–	–	–	–

Net Change in Net Assets Resulting from Operations	680	537	8,093	4,014	55,207	28,377	1,362	662	4,030	8,967	730	1,736

Distributions to Shareholders From:

Net Investment Income

Investor Class	(394)	(368)	(4,126)	(4,507)	(26,637)	(25,670)	(603)	(608)	(3,943)	(8,735)	(730)	(1,736)

Class A	(56)	(41)	(26)	(30)	(76)	(53)	–	–	(71)	(186)	–	–

Class B	(40)	(38)	(42)	(50)	(58)	(38)	–	–	(14)	(42)	–	–

Class C	–	–	–	–	–	–	–	–	(2)	(4)	–	–

Distributions in Excess of Net Investment Income**	–	–	(277)	–	–	–	–	–	–	–	–	–

Net Realized Gain on Investments

Investor Class	–	–	(1,292)	–	(9,095)	(1,183)	(221)	(108)	–	–	–	–

Class A	–	–	(9)	–	(61)	(3)	–	–	–	–	–	–

Class B	–	–	(15)	–	(40)	(3)	–	–	–	–	–	–

Class C	–	–	–	–	–	–	–	–	–	–	–	–

Total	(490)	(447)	(5,787)	(4,587)	(35,967)	(26,950)	(824)	(716)	(4,030)	(8,967)	(730)	(1,736)

Net Trust Share Transactions	1,032	1,971	311	(13,843)	20,213	33,316	826	1,381	126,230	(13,930)	(600)	2,620
Redemption Fees	–	–	–	–	—	–	–	–	–	–	–	–

Total Change in Net Assets	1,222	2,061	2,617	(14,416)	39,453	34,743	1,364	1,327	126,230	(13,930)	(600)	2,620

Net Assets at Beginning of Period	9,302	7,241	92,423	106,839	536,312	501,569	15,223	13,896	233,639	247,569	76,554	73,934

Net Assets at End of Period	$10,524	$9,302	$95,040	$92,423	$575,765	$536,312	$16,587	$15,223	$359,869	$233,639	$75,954	$76,554

Tax Character of Distributions Paid:
Ordinary Income	$490	$447	$297	$–	$153	$–	$–	$–	$4,030	$8,967	$–	$–
Tax-Exempt Income	–	–	4,174	4,587	26,618	25,761	603	608	–	–	730	1,736
Long-term Capital Gains	–	–	1,316	–	9,196	1,189	221	108	–	–	–	–

Total	$490	$447	$5,787	$4,587	$35,967	$26,950	824	$716	$4,030	$8,967	$703	$1,736

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO High-Yield Bond Fund	For the Year Ended December 31

Investor Class	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$6.51	$7.26	$8.38	$8.78	$9.13
Income from Investment Operations
Net Investment Income	0.52	0.61	0.69	0.71	0.74
Net Realized and Unrealized Gain (Loss) on Investments	(1.64)	(0.75)	(1.12)	(0.40)	(0.35)

Total from Investment Operations	(1.12)	(0.14)	(0.43)	0.31	0.39
Redemption Fees	0.01	—	—	—	—
Less Distributions
Dividends from Net Investment Income	(0.51)	(0.61)	(0.69)	(0.71)	(0.74)

Net Asset Value at End of Period	$4.89	$6.51	$7.26	$8.38	$8.78

Total Return	(17.47% )	(2.05% )	(5.52% )	3.74%	4.45%
Net Assets at End of Period (000’s)	$32,647	$51,454	$54,540	$73,004	$79,696
Ratios to Average Net Assets:
Gross Expenses	1.28%	1.14%	1.13%	0.99%	0.92%
Net Expenses	1.06%	1.07%	1.05%	0.95%	0.92%
Net Investment Income	9.27%	8.75%	8.63%	8.31%	8.26%
Portfolio Turnover Rate	163%	185%	45%	71%	64%

SAFECO Intermediate-Term U.S. Treasury Fund	For the Year Ended December 31

Investor Class	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$10.61	$10.48	$9.99	$10.74	$10.34
Income from Investment Operations
Net Investment Income	0.45	0.49	0.55	0.54	0.57
Net Realized and Unrealized
Gain (Loss) on Investments	0.64	0.14	0.49	(0.75)	0.40

Total from Investment Operations	1.09	0.63	1.04	(0.21)	0.97
Less Distributions
Dividends from Net Investment Income	(0.52)	(0.50)	(0.55)	(0.54)	(0.57)
Distributions from Realized Gains	(0.23)	—	—	—	—

Total Distributions	(0.75)	(0.50)	(0.55)	(0.54)	(0.57)

Net Asset Value at End of Period	$10.95	$10.61	$10.48	$9.99	$10.74

Total Return	10.56%	6.07%	10.74%	(1.98% )	9.61%
Net Assets at End of Period (000’s)	$23,087	$21,108	$18,968	$19,092	$24,061
Ratios to Average Net Assets:
Gross Expenses	1.07%	1.10%	1.22%	1.10%	0.90%
Net Expenses	0.95%	0.95%	0.95%	0.93%	0.90%
Net Investment Income	4.24%	4.55% *	5.41%	5.22%	5.38%
Portfolio Turnover Rate	97%	74%	199%	14%	3%

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO U.S. Government Fund	For the Year Ended December 31

Investor Class	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$9.47	$9.35	$9.10	$9.64	$9.57
Income from Investment Operations
Net Investment Income	0.46	0.55	0.59	0.55	0.57
Net Realized and Unrealized Gain (Loss) on Investments	0.45	0.12	0.25	(0.54)	0.07

Total from Investment Operations	0.91	0.67	0.84	0.01	0.64
Less Distributions
Dividends from Net Investment Income	(0.50)	(0.55)	(0.59)	(0.55)	(0.57)

Net Asset Value at End of Period	$9.88	$9.47	$9.35	$9.10	$9.64

Total Return	9.84%	7.29%	9.50%	0.16%	6.84%
Net Assets at End of Period (000’s)	$55,644	$45,218	$37,564	$39,449	$42,145
Ratios to Average Net Assets:
Gross Expenses	0.93%	0.98%	1.05%	0.98%	0.94%
Net Expenses	0.93%	0.95%	0.95%	0.94%	0.94%
Net Investment Income	4.67%	5.74%	6.43%	5.92%	5.90%
Portfolio Turnover Rate	63%	63%	160%	133%	105%

SAFECO Managed Bond Fund	For the Year Ended December 31

Investor Class	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$8.41	$8.30	$7.90	$8.64	$8.60
Income from Investment Operations
Net Investment Income	0.41	0.46	0.48	0.41	0.42
Net Realized and Unrealized Gain (Loss) on Investments	0.20	0.11	0.40	(0.74)	0.29

Total from Investment Operations	0.61	0.57	0.88	(0.33)	0.71
Less Distributions
Dividends from Net Investment Income	(0.44)	(0.46)	(0.48)	(0.41)	(0.42)
Distributions from Realized Gains	–	–	–	–	(0.25)

Total Distributions	(0.44)	(0.46)	(0.48)	(0.41)	(0.67)

Net Asset Value at End of Period	$8.58	$8.41	$8.30	$7.90	$8.64

Total Return	7.44%	6.95%	11.57%	(3.82% )	8.43%
Net Assets at End of Period (000’s)	$8,218	$7,295	$5,956	$6,781	$6,757
Ratios to Average Net Assets:
Gross Expenses	1.51%	1.59%	1.63%	1.41%	1.16%
Net Expenses	0.90%	0.90%	0.90%	0.94%	1.16%
Net Investment Income	4.76%	5.41%	6.01%	5.10%	4.79%
Portfolio Turnover Rate	93%	126%	102%	147%	133%

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO California Tax-Free Income Fund	For the Year Ended December 31

Investor Class	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$12.39	$12.49	$11.04	$12.74	$12.93
Income from Investment Operations
Net Investment Income	0.61	0.62	0.56	0.56	0.60
Net Realized and Unrealized Gain (Loss) on Investments	0.44	(0.11)	1.45	(1.70)	0.18

Total from Investment Operations	1.05	0.51	2.01	(1.14)	0.78
Less Distributions
Dividends from Net Investment Income	(0.55)	(0.61)	(0.56)	(0.56)	(0.60)
Distributions in Excess of Net Investment Income	(0.04)	–	–	–	–
Distributions from Realized Gains	(0.18)	–	–	–	(0.37)

Total Distributions	(0.77)	(0.61)	(0.56)	(0.56)	(0.97)

Net Asset Value at End of Period	$12.67	$12.39	$12.49	$11.04	$12.74

Total Return	8.76%	4.12%	18.79%	(9.18% )	6.19%
Net Assets at End of Period (000’s)	$93,293	$90,165	$104,988	$85,782	$112,457
Ratios to Average Net Assets:
Expenses	0.73%	0.75%	0.74%	0.74%	0.68%
Net Investment Income	4.57%	4.98%	4.85%	4.66%	4.60%
Portfolio Turnover Rate	25%	32%	26%	25%	39%

SAFECO Municipal Bond Fund	For the Year Ended December 31

Investor Class	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$13.97	$13.96	$12.89	$14.45	$14.52
Income from Investment Operations
Net Investment Income	0.71	0.71	0.70	0.69	0.73
Net Realized and Unrealized Gain (Loss) on Investments	0.69	0.02	1.07	(1.56)	0.17

Total from Investment Operations	1.40	0.73	1.77	(0.87)	0.90
Less Distributions
Dividends from Net Investment Income	(0.69)	(0.69)	(0.70)	(0.69)	(0.73)
Distributions from Realized Gains	(0.23)	(0.03)	–	–	(0.24)

Total Distributions	(0.92)	(0.72)	(0.70)	(0.69)	(0.97)

Net Asset Value at End of Period	$14.45	$13.97	$13.96	$12.89	$14.45

Total Return	10.33%	5.30%	14.17%	(6.18% )	6.35%
Net Assets at End of Period (000’s)	$569,484	$533,803	$499,831	$470,267	$539,860
Ratios to Average Net Assets:
Expenses	0.61%	0.62%	0.62%	0.60%	0.51%
Net Investment Income	4.91%	5.01%	5.27%	5.04%	5.01%
Portfolio Turnover Rate	19%	9%	32%	17%	21%

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Intermediate-Term Municipal Bond Fund	For the Year Ended December 31

Investor Class	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$10.73	$10.76	$10.46	$11.02	$10.92
Income from Investment Operations
Net Investment Income	0.42	0.44	0.45	0.45	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.52	0.05	0.31	(0.54)	0.10

Total from Investment Operations	0.94	0.49	0.76	(0.09)	0.57
Less Distributions
Dividends from Net Investment Income	(0.42)	(0.44)	(0.45)	(0.45)	(0.47)
Distributions from Realized Gains	(0.15)	(0.08)	(0.01)	(0.02)	–

Total Distributions	(0.57)	(0.52)	(0.46)	(0.47)	(0.47)

Net Asset Value at End of Period	$11.10	$10.73	$10.76	$10.46	$11.02

Total Return	8.89%	4.53%	7.44%	(0.84% )	5.33%
Net Assets at End of Period (000’s)	$16,587	$15,223	$13,896	$14,607	$15,487
Ratios to Average Net Assets:
Gross Expenses	0.99%	0.96%	0.97%	0.92%	0.83%
Net Expenses	0.90%	0.90%	0.90%	0.86%	0.83%
Net Investment Income	3.77%	4.01%	4.27%	4.18%	4.25%
Portfolio Turnover Rate	24%	22%	16%	11%	4%

SAFECO Money Market Fund	For the Year Ended December 31

Investor Class	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net Investment Income	0.01	0.04	0.06	0.05	0.05
Less Distributions
Dividends from Net Investment Income	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value at End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.32%	3.75%	5.90%	4.65%	5.08%
Net Assets at End of Period (000’s)	$353,236	$227,142	$242,195	$240,459	$227,329
Ratios to Average Net Assets:
Gross Expenses	0.76%	0.92%	0.97%	0.95%	0.79%
Net Expenses	0.74%	0.80%	0.80%	0.81%	0.79%
Net Investment Income	1.29%	3.71%	5.72%	4.55%	4.97%

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Tax-Free Money Market Fund	For the Year Ended December 31
Investor Class	2002	2001	2000		1999		1998

Net Asset Value at Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations
Net Investment Income	0.01	0.02	0.03		0.03		0.03
Less Distributions
Dividends from Net Investment Income	(0.01)	(0.02)	(0.03)		(0.03)		(0.03)

Net Asset Value at End of Period	$1.00	$1.00	$1.00		$1.00		$1.00

Total Return	0.97%	2.34%	3.52%		2.77%		3.07%
Net Assets at End of Period (000’s)	$75,954	$76,554	$73,934		$77,323		$77,457
Ratios to Average Net Assets:
Expenses	0.75%	0.75%	0.71%	†	0.66%	†	0.63%
Net Investment Income	0.97%	2.31%	3.46%		2.72%		3.04%

†	Net of fee waiver by advisor. Absent the waiver, the ratio of expenses to average net assets would have been 0.73% and 0.70% for the year ended December 31, 2000 and 1999. The fee waiver expired on April 30, 2000.

Notes to Financial Statements

1.    GENERAL

This financial report is on nine of the SAFECO Mutual Funds (the “Funds”). Each Fund is a series of one of the following Trusts listed below. Each Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

SAFECO Taxable Bond Trust

SAFECO High-Yield Bond Fund

SAFECO Intermediate-Term U.S. Treasury Fund

SAFECO U.S. Government Fund (formerly the SAFECO GNMA Fund)

SAFECO Managed Bond Trust

SAFECO Managed Bond Fund

SAFECO Tax-Exempt Bond Trust

SAFECO California Tax-Free Income Fund

SAFECO Municipal Bond Fund

SAFECO Intermediate-Term Municipal Bond Fund

SAFECO Money Market Trust

SAFECO Money Market Fund

SAFECO Tax-Free Money Market Fund

The Funds offer up to four classes of shares (Investor, A, B and C). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service, and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the sixth anniversary of issuance.

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a shareholder service fee to the distributor, SAFECO Securities, Inc., for selling its shares at the annual rate of 0.25% of the average daily net assets of each class. Class B and Class C shares also pay the distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the Plan, the distributor uses the service fees primarily to compensate persons for selling shares in each class and for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Security Valuation.    Bonds are stated on the basis of valuations provided by a pricing service, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. When valuations are not readily available, securities are valued at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Trustees. Investments in equity securities are valued at the last reported sales price, unless there are no transactions in which case they are valued at

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

Notes to Financial Statements

the last reported bid price. Investments in the money market funds consist of short-term securities maturing within thirteen months from the date of purchase. Securities in the Tax-Free Money Market Fund with maturities of more than thirteen months have floating rates and/or demand features which qualify them as short-term securities. Securities purchased for the money market funds at par are valued at cost. All other securities in the money market funds are valued at amortized cost, which approximates market value.

Security Transactions.    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

Securities Lending.    The High-Yield Bond, Intermediate-Term U.S. Treasury and the Managed Bond Funds may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Funds will continue to receive the interest and dividends on the loaned securities, while earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower is required to return to the Fund securities identical to the loaned securities. The Funds may pay reasonable administrative fees in connection with the loans of their securities and share the interest earned on the cash collateral with the borrower. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Forward Commitment.      The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in each respective Portfolio of Investments. With respect to such transactions, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the respective Fund.

Income Recognition.    Bond premiums and original issue discounts are amortized to either call or maturity dates. In the Tax-Exempt Bond Trust, market discount on bonds purchased after April 30, 1993 is recorded as taxable income. Interest is accrued on bonds and temporary investments daily.

Redemption Fees.    Effective July 1, 2002, shares held in the High-Yield Bond and U.S. Government Funds for less than 90 days are subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid in capital for financial statement purposes and as ordinary income for tax purposes.

Dividends and Distributions to Shareholders.    Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net gains realized from security transactions, if any, are normally distributed to shareholders in December and March. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable

Notes to Financial Statements

income to their shareholders in a manner which results in no tax to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the Tax-Exempt Bond Trust and the Tax-Free Money Market Fund intend to satisfy conditions which will enable them to pay dividends which, for shareholders, are exempt from Federal income taxes. Any portion of dividends representing net capital gains, however, is not exempt and is treated as taxable dividends for Federal income tax purposes.

Estimates.    The preparation of financial statements in conformity with accounting principles, generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the year ended December 31, 2002 (in thousands):

	Purchases	Sales

High-Yield Bond Fund	$58,493	$61,921
Intermediate-Term U.S. Treasury Fund	25,980	22,635
U.S. Government Fund	40,472	31,771
Managed Bond Fund	9,996	8,795
California Tax-Free Income Fund	23,696	22,890
Municipal Bond Fund	110,186	105,661
Intermediate-Term Municipal Bond Fund	4,579	3,864

Purchases include $20,324, $15,805 and $3,135 of U.S. Government securities in the Intermediate-Term U.S. Treasury, U.S. Government and Managed Bond Funds, respectively.

Sales include $13,862, $1,605 and $1,016 of U.S. Government securities in the Intermediate-Term U.S. Treasury, U.S. Government and Managed Bond Funds, respectively.

4.    FUND MERGER

The SAFECO Insured Municipal Bond Fund ceased operation effective May 4, 2001. The assets of the Insured Municipal Bond Fund were merged into the assets of the Municipal Bond Fund. This was accomplished by a tax-free exchange of 1,462,000 shares of the Municipal Bond Fund valued at $13.93 per share for the net assets of the Insured Municipal Bond Fund, which aggregated $20,372,000, including $1,139,000 of unrealized appreciation and $696,000 in accumulated net realized loss. The net assets of the Municipal Bond Fund before the merger were $508,620,000 and the combined net assets of the Municipal Bond Fund immediately after the merger were $528,992,000.

5.    SECURITIES LENDING

At December 31, 2002, the value of securities on loan and related collateral received for portfolio securities loaned were as follows (in thousands):

	Value of Securities On Loan	Collateral Received

High-Yield Bond Fund	$6,158	$6,281
Managed Bond Fund	209	214

As of December 31, 2002, the cash collateral received for the securities on loan are invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund.

SAFECO MUTUAL FUNDS	1-800-624-5711

Notes to Financial Statements

6.    COMPONENTS OF DISTRIBUTABLE EARNINGS

Components of distributable earnings for financial reporting purposes at December 31, 2002, was as follows (in thousands):

	High-Yield Bond Fund	Intermediate-Term U.S. Treasury Fund	U.S. Government Fund	Managed Bond Fund

Gross Unrealized Appreciation on Investments	$1,069	$1,259	$2,464	$418

Gross Unrealized Depreciation on Investments	(4,303)	—	—	(61)

Net Unrealized Appreciation (Depreciation) on Investments	(3,234)	1,259	2,464	357

Accumulated Undistributed Net Investment Income (Loss)	198	(128)	(110)	—

Accumulated Realized Gain (Loss)	(27,820)	(10)	(2,155)	(331)

Distributable Earnings	$(30,856)	$1,121	$199	$26

Components of distributable earnings on a tax basis at December 31, 2002, was as follows (in thousands):

Federal Tax Cost on Investments	$37,994	$26,791	$53,743	$10,088

Gross Unrealized Appreciation on Investments	$1,266	$1,259	$2,464	$418

Gross Unrealized Depreciation on Investments	(4,304)	(129)	(110)	(62)

Net Unrealized Appreciation (Depreciation) on Investments	(3,038)	1,130	2,354	356

Capital Loss Carryforward*	(25,663)	—	(2,111)	(330)

Deferred Loss**	(2,155)	(9)	(44)	—

Distributable Earnings	$(30,856)	$1,121	$199	$26

Components of distributable earnings for financial reporting purposes at December 31, 2002, was as follows (in thousands):

	California Tax- Free Income Fund	Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Gross Unrealized Appreciation on Investments	$7,091	$60,974	$994

Gross Unrealized Depreciation on Investments	(299)	(1,688)	—

Net Unrealized Appreciation on Investments	6,792	59,286	994

Accumulated Undistributed Net Investment Income	239	1,304	—

Accumulated Realized Gain	170	3,106	—

Distributable Earnings	$7,201	$63,696	$994

Components of distributable earnings on a tax basis at December 31, 2002, was as follows (in thousands):

Federal Tax Cost on Investments	$87,478	$512,168	$15,443

Gross Unrealized Appreciation on Investments	$7,330	$62,278	$994

Gross Unrealized Depreciation on Investments	(299)	(1,688)	—

Net Unrealized Appreciation on Investments	7,031	60,590	994

Undistributed Long-term Gain	170	3,106	—

Distributable Earnings	$7,201	$63,696	$994

Differences between financial statement reporting basis and tax-basis reporting is attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods and the classification of paydown gains and losses.

*	At December 31, 2002, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follow:

Expiration Dates

High-Yield Bond Fund	2004 - 2010

U.S. Government Fund	2003 - 2010

Managed Bond Fund	2007 - 2010

**	From November 1, 2002, through December 31, 2002, the funds incurred net realized capital losses. As permitted by tax regulations, these funds have elected to defer those losses and treat them as arising in the year ending December 31, 2003.

Notes to Financial Statements

7.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO High-Yield Bond Fund

Shares:
Sales	6,364	15,461	298	809	11	15	6	2
Reinvestments	413	503	9	9	10	10	1	–
Redemptions	(7,999)	(15,580)	(78)	(809)	(34)	(21)	(1)	(1)

Net Change	(1,222)	384	229	9	(13)	4	6	1

Amounts:
Sales	$35,787	$107,668	$1,414	$5,312	$66	$108	$32	$15
Reinvestments	2,242	3,487	46	61	54	65	1	–
Redemptions	(46,105)	(108,672)	(473)	(5,327)	(180)	(143)	(3)	(10)

Net Change	$(8,076)	$2,483	$987	$46	$(60)	$30	$30	$5

	SAFECO Intermediate-Term U.S. Treasury Fund

Shares:
Sales	1,180	1,367	118	193	119	13
Reinvestments	92	54	11	4	7	3
Redemptions	(1,153)	(1,242)	(22)	(144)	(13)	(4)

Net Change	119	179	107	53	113	12

Amounts:
Sales	$12,661	$14,523	$1,281	$2,036	$1,297	$137
Reinvestments	1,000	576	122	45	80	26
Redemptions	(12,340)	(13,187)	(239)	(1,518)	(148)	(38)

Net Change	$1,321	$1,912	$1,164	$563	$1,229	$125

	SAFECO U.S. Government Fund

Shares:
Sales	1,945	4,933	61	17	14	5
Reinvestments	218	197	2	–	1	–
Redemptions	(1,308)	(4,371)	(16)	–	(1)	–

Net Change	855	759	47	17	14	5

Amounts:
Sales	$18,802	$46,891	$594	$159	$139	$50
Reinvestments	2,111	1,871	14	3	5	3
Redemptions	(12,643)	(41,517)	(155)	(2)	(6)	(4)

Net Change	$8,270	$7,245	$453	$160	$138	$49

*	For the year ended December 31.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

Notes to Financial Statements

	Investor Class		Class A		Class B
	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO Managed Bond Fund

Shares:
Sales	251	271	53	88	20	45
Reinvestments	23	19	6	4	4	4
Redemptions	(183)	(141)	(40)	(27)	(13)	(30)

Net Change	91	149	19	65	11	19

Amounts:
Sales	$2,116	$2,287	$452	$739	$169	$378
Reinvestments	196	163	50	36	32	32
Redemptions	(1,537)	(1,188)	(335)	(225)	(111)	(251)

Net Change	$775	$1,262	$167	$550	$90	$159

	SAFECO California Tax-Free Income Fund

Shares:
Sales	2,842	2,848	10	—	2	33
Reinvestments	353	268	2	2	3	3
Redemptions	(3,106)	(4,246)	(14)	(4)	(47)	—

Net Change	89	(1,130)	(2)	(2)	(42)	36

Amounts:
Sales	$35,465	$36,260	$127	$5	$20	$425
Reinvestments	4,385	3,378	26	23	43	35
Redemptions	(38,991)	(53,916)	(173)	(53)	(591)	—

Net Change	$859	$(14,278)	$(20)	$(25)	$(528)	$460

	SAFECO Municipal Bond Fund

Shares:
Sales	13,812	9,328	249	38	83	40
Issued on Merger (Note 4)	—	1,462	—	—	—	—
Reinvestments	1,740	1,245	7	2	4	2
Redemptions	(14,345)	(9,623)	(85)	(24)	(3)	(3)

Net Change	1,207	2,412	171	16	84	39

Amounts:
Sales	$197,158	$130,987	$3,600	$535	$1,191	$564
Value of Shares Issued on Merger (Note 4)	—	20,372	—	—	—	—
Reinvestments	24,805	17,616	95	26	67	29
Redemptions	(205,449)	(136,435)	(1,207)	(338)	(47)	(40)

Net Change	$16,514	$32,540	$2,488	$223	$1,211	$553

*	For the year ended December 31.

Notes to Financial Statements

	Investor Class		Class A		Class B		Class C
	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO Money Market Fund

Shares:
Sales	446,042	289,952	5,611	14,127	741	2,566	28	22
Reinvestments	3,767	8,319	68	158	13	35	—	—
Redemptions	(323,715)	(313,323)	(5,444)	(13,624)	(864)	(2,152)	(17)	(10)

Net Change	126,094	(15,052)	235	661	(110)	449	11	12

Amounts:
Sales	$446,042	$289,952	$5,611	$14,127	$741	$2,566	$28	$22
Reinvestments	3,767	8,319	68	158	13	35	—	—
Redemptions	(323,715)	(313,323)	(5,444)	(13,624)	(864)	(2,152)	(17)	(10)

Net Change	$126,094	$(15,052)	$235	$661	$(110)	$449	$11	$12

	SAFECO Intermediate-Term Municipal Bond Fund		SAFECO Tax-Free Money Market Fund
	Investor Class		Investor Class

	2002*	2001*	2002*	2001*

Shares:
Sales	571	383	30,074	38,017
Reinvestments	43	37	656	1,558
Redemptions	(537)	(293)	(31,330)	(36,955)

Net Change	77	127	(600)	2,620

Amounts:
Sales	$6,283	$4,194	$30,074	$38,017
Reinvestments	473	398	656	1,558
Redemptions	(5,930)	(3,211)	(31,330)	(36,955)

Net Change	$826	$1,381	$(600)	$2,620

*	For the year ended December 31.

SAFECO MUTUAL FUNDS	1-800-624-5711

Notes to Financial Statements

8.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees. The Funds receive investment management and advisory services pursuant to an agreement with SAFECO Asset Management Company. The investment advisory fees are based on each Fund’s net assets and the rates specified in the tables below.

Intermediate-Term U.S. Treasury and U.S. Government Funds:		High-Yield Bond Fund:		Managed Bond Fund:

First $250 million	.55%	First $250 million	.65%	First $750 million	.50%
Next $500 million	.50	Next $500 million	.55	Next $500 million	.45
Next $500 million	.45	Over $750 million	.50	Over $1.25 billion	.40
Over $1.25 billion	.40

Intermediate-Term Municipal, Municipal and California Funds:		Money Market and Tax-Free Money Market Funds:

First $250 million	.50%	First $250 million	.50%
Next $500 million	.45	Next $500 million	.45
Over $750 million	.40	Next $500 million	.40
		Over $1.25 billion	.35

Fund Accounting and Fund Administration Fees.    SAFECO Asset Management Company receives a fee for these services on a percentage of each Fund’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration
First $200 million	0.04%	First $200 million	0.05%
Over $200 million	0.01	Over $200 million	0.01

Transfer Agent, Shareholder Service, and Distribution Fees.    SAFECO Services Corporation receives transfer agent fees. SAFECO Securities, Inc. receives shareholder service and distribution fees.

Low Balance Fees.    Annually, SAFECO Services Corporation assesses a $12 low balance fee charge on shareholder accounts containing balances less than $1,000 as described in the Prospectus. Low balance fee amounts received by SAFECO Services are then applied in their entirety to reduce the contractual billings that SAFECO Services charges the Funds for transfer agent services.

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from SAFECO Corporation or its affiliates at rates equivalent to commercial bank interest rates. At December 31, 2002 the SAFECO California Tax-Free Income Fund had a 1.76% note payable to SAFECO Insurance Company of America for $950,000. The note was repaid on January 8, 2003. Interest rates on affiliated loans during the year ended December 31, 2002 ranged from 1.31% to 1.79%.

Line of Credit.    The Trust, together with all other management investment companies for which SAFECO Asset Management Company serves as investment advisor, has line of credit arrangements with certain financial institutions. Under these arrangements, $100 million is currently available to meet short-term financing needs. At December 31, 2002 no such borrowings were outstanding.

Affiliate Ownership.    At December 31, 2002, SAFECO Insurance Company of America owned 500,000 shares (20%) of the Intermediate-Term U.S. Treasury Fund and 397,434 shares (27%) of the Intermediate-Term Municipal Bond Fund. SAFECO Asset Management Company owned 452,103 shares (37%) of the Managed Bond Fund.

Notes to Financial Statements

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, SAFECO Asset Management Company agreed to reimburse the Funds for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.30% of the average daily net assets for the Money Market and Tax-Free Money Market Funds and 0.40% for all other Funds. In addition, from March 7, 2002 through May 5, 2002 and from December 4, 2002 through December 31, 2002, SAFECO Asset Management Company voluntarily waived 0.10% and 0.05%, respectively, of the Investment Advisory fee for the Money Market Fund. The total amount voluntarily waived for the year ended December 31, 2002 was $68,000.

Board of Trustees.    The Trust along with several other affiliated trusts not reported herein, paid each of the Trustees not affiliated with SAFECO a retainer of $23,000 per year plus out of pocket expenses. Members additionally received $2,500 per Board Meeting plus $500 per each additional committee meeting they attended.

Dealer Concessions.    SAFECO Securities, Inc. retained the following amounts in dealer commissions from sales of Class A shares during the year ended December 31, 2002 (in thousands):

Commissions Retained
Intermediate-Term U.S. Treasury Fund	$1
U.S. Government Fund	2
Managed Bond Fund	1
Municipal Bond Fund	2

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of the SAFECO Taxable Bond Trust, SAFECO Managed Bond Trust, SAFECO Tax-Exempt Bond Trust, and SAFECO Money Market Trust

We have audited the accompanying statements of assets and liabilities, including the related portfolios of investments, of the SAFECO Taxable Bond Trust (comprising the SAFECO Intermediate-Term U.S. Treasury Fund, SAFECO High-Yield Bond Fund, and SAFECO U.S. Government Fund), the SAFECO Managed Bond Trust (comprising the SAFECO Managed Bond Fund), the SAFECO Tax-Exempt Bond Trust (comprising the SAFECO Municipal Bond Fund, SAFECO California Tax-Free Income Fund and the SAFECO Intermediate-Term Municipal Bond Fund), and the SAFECO Money Market Trust (comprising the SAFECO Money Market Fund and SAFECO Tax-Free Money Market Fund) as of December 31, 2002, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the SAFECO Taxable Bond Trust, the SAFECO Managed Bond Trust, the SAFECO Tax-Exempt Bond Trust, and the SAFECO Money Market Trust at December 31, 2002, the results of their operations, the changes in their net assets and financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States.

Seattle, Washington

January 24, 2003

Trustee and Officer Information

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

Scott M. Boggs 4854 154th Place NE Redmond, WA 98052 (Age-47)	Trustee	Term: Up to age 72 Served since August 8, 2002	Vice President, Corporate Controller for Microsoft Corporation, a software company, Redmond, Washington (1992-present).	25 SAFECO Mutual Funds	Trustee for Financial Executives Research Foundation (Industry Group)

Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (Age-57)	Trustee	Term: Up to age 72 Time Served: 12 years	Consultant. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York

Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (Age-65)	Trustee	Term: Up to age 72 Time Served: 19 years	Retired in 2000 from position as Director of Marketing and Customer Relations, Building Materials Distribution, Weyerhaeuser Company, Tacoma, Washington.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York

Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (Age-68)	Trustee	Term: Up to age 72 Time Served: 16 years	Retired Vice president and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York; Cascade Natural Gas Corporation, Seattle, Washington.

John W. Schneider 4854 154th Place NE Redmond, WA 98052 (Age-61)	Trustee	Term: Up to age 72 Time Served: 19 years	President and sole owner of Wallingford Group, Inc., Seattle, Washington, a company consulting on the acquisition/disposition and development of real estate.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York

INTERESTED TRUSTEE

Randall H. Talbot 5069 154th Place NE Redmond, WA 98052 (Age-49)	Chairman and Trustee	Term: Up to age 72 Time Served: 2 years	President of SAFECO Life Insurance Company since 1998. Employed by Talbot Financial Corporation from 1975 to 1998, where he served as President and CEO.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York; Netstock Corporation, Bellevue, Washington

OFFICERS

Kevin A. Rowell 4854 154th Place NE Redwood, WA 98052 (Age-42)	President	Annual appointment Served since September 16, 2002

Appointed President of SAFECO Securities, Inc. and SAFECO Services Corp., effective September 16, 2002. Managing Director of Global Relationships for Alliance Capital Management in New York from 1998 to 2002. Prior to 1998, European Director for Corporate Development at Putnam Investments.

Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (Age-51)	Sr. Vice President	Annual appointment Served as Interim President from November 8, 2001 to September 16, 2002. Sr. Vice President since November 7, 2002

Senior Vice President and Director of SAFECO Services Corporation and SAFECO Securities, Inc. since November 2002. Named Director and Interim President of SAFECO Services Corporation, Director of SAFECO Asset Management Company, Director and Interim President of SAFECO Securities, Inc. in 2001. Executive Vice President and Actuary of SAFECO Life Insurance Company since 1998. Senior Vice President of SAFECO Life Insurance Company from 1992 to 1998.

Ronald L. Spaulding Two Union Square 601 Union Street 25th Floor Seattle, WA 98101 (Age-58)	Vice President	Annual appointment Time Served: 8 years

Chairman of SAFECO Asset Management Company; Treasurer and Chief Investment Officer of SAFECO Corporation; Vice President of SAFECO Insurance Companies; Director, Vice President and Treasurer of First SAFECO Life Insurance Company of New York; former Senior Portfolio Manager of SAFECO Insurance Companies and Portfolio Manager for SAFECO Mutual Funds.

David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (Age-45)	Vice President, Treasurer, Controller, Secretary	Annual appointment Time Served: 2 years Served as Assistant Controller from 1996 to 2000.

Vice President, Treasurer, Controller and Secretary of SAFECO Asset Management Company; Vice President, Treasurer, Controller and Secretary of SAFECO Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of SAFECO Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of SAFECO Investment Services, Inc. since March 2000; Assistant Controller of SAFECO Securities, Inc., SAFECO Services Corporation and SAFECO Asset Management Company from 1996 to June 2000.

David N. Evans 4854 154th Place NE Redmond, WA 98052 (Age-30)	Assistant Controller	Annual appointment Served since November 7, 2002

Former Controller and Assistant Controller of Rosetta Inpharmatics from 2001-2002 and 2000-2001, respectively. From 1994 to 2000, he worked at PricewaterhouseCoopers LLP, where he focused on financial services.

Susan Tracey SAFECO Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (Age-53)	Assistant Secretary	Annual appointment Time Served: 2 years

Tax Manager for SAFECO Corporation. Assistant Secretary of SAFECO Asset Management Company, SAFECO Securities, Inc. and SAFECO Services Corporation. She has been employed by SAFECO Corporation since 1987.

Stephen Collier SAFECO Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (Age-50)	Assistant Secretary	Annual appointment Time Served: 4 years

Director of Taxation and Vice President of SAFECO Corporation; Assistant Secretary of SAFECO Asset Management Company, SAFECO Securities, Inc. and SAFECO Services Corporation. He has been an officer of SAFECO Corporation and subsidiaries since 1991.

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at SAFECO Securities, Inc., 4854 154th Place NE, Redmond, WA 98052. Telephone 1-800-624-5711. Deaf and Hard of Hearing TTY/TDD Service 1-800-438-8718.

SAFECO FIXED-INCOME FUNDS

INVESTMENT ADVISOR

SAFECO Asset Management

    Company

DISTRIBUTOR

SAFECO Securities, Inc.

TRANSFER AGENT

SAFECO Services Corporation

CUSTODIAN

State Street Bank and Trust Company

FOR CLIENT SERVICES

1-800-624-5711

TTY/TDD

1-800-438-8718

*All telephone calls are tape-recorded

for your protection.

For 24-Hour Automated

Performance Information

and Transactions

Nationwide: 1-800-835-4391

Mailing Address

SAFECO Mutual Funds

P.O. Box 34890

Seattle, Washington 98124-1890

Internet

www.safecoinvestorclass.com

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